                                                                    EXHIBIT 99.3

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[300,186,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-HE1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LLP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                 JULY 12, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE1

                                   TERM SHEET
                          $[300,186,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                               EXPECTED   STATED
                                              WAL (YRS)   PAYMENT WINDOW                         FINAL    FINAL
              APPROX                          (CALL(6)/     (CALL(6)/     PAYMENT   INTEREST   MATURITY  MATURITY  EXPECTED RATINGS
  CLASS       SIZE ($)        COUPON          MATURITY)     MATURITY)      DELAY     ACCRUAL      (6)      (7)       (FITCH / S&P)
----------  -----------  ------------------  -----------  --------------  -------  ----------  --------  --------  ----------------
CLASS A-1   155,745,000                  Information Not Provided Hereby                                              AAA / [AAA]
CLASS A-2   100,902,000  LIBOR + [ ](1),(2)  2.29 / 2.57    1-76 / 1-175     0     Actual/360  Nov-2010  Apr-2035     AAA / [AAA]
CLASS S(3)    Notional     2.00%-LIBOR(4)        N/A             N/A         0     Actual/360    N/A       N/A        AAA / [AAA]
CLASS M-1    22,151,000  LIBOR + [ ](1),(5)  4.51 / 4.99  40-76 / 40-145     0     Actual/360  Nov-2010  Apr-2035      AA / [AA]
CLASS M-2    10,694,000  LIBOR + [ ](1),(5)  4.39 / 4.77  39-76 / 39-121     0     Actual/360  Nov-2010  Apr-2035       A / [A]
CLASS B-1     3,819,000  LIBOR + [ ](1),(5)  4.35 / 4.61  38-76 / 38-102     0     Actual/360  Nov-2010  Apr-2035    BBB+ / [BBB+]
CLASS B-2     4,583,000  LIBOR + [ ](1),(5)  4.34 / 4.46   37-76 / 37-92     0     Actual/360  Nov-2010  Apr-2035     BBB / [BBB]
CLASS B-3     2,292,000  LIBOR + [ ](1),(5)  4.20 / 4.20   37-76 / 37-76     0     Actual/360  Nov-2010  Apr-2035    BBB- / [BBB-]
----------  -----------
TOTAL:      300,186,000
----------  -----------

      1)    Subject to the Available Funds Cap and the Maximum Rate Cap

      2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1 and Class A-2 Certificates will increase to 2x its respective margin.

      3) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any distribution date, will equal the aggregate outstanding principal balance of the Offered Certificates.

      4) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 2.00% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined fixed rate specified in clause
            (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates will be subject to a cap equal to the excess of (i) the product of (x) the Net WAC and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period over (ii) One-Month LIBOR plus the applicable margin for such class of Offered Certificates.

      5) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

      6) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% optional termination occurs.

      7)    Latest maturity date for any mortgage loan plus one year.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                   212-449-3659   scott_soltas@ml.com
Charles Sorrentino             212-449-3659   charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                    212-449-0752   matthew_whalen@ml.com
Tom Saywell                    212-449-2122   tom_saywell@ml.com
Paul Park                      212-449-6380   paul_park@ml.com
Alan Chan                      212-449-8140   alan_chan@ml.com
Fred Hubert                    212-449-5071   fred_hubert@ml.com
Alice Chu                      212-449-1701   alice_chu@ml.com
Sonia Lee                      212-449-5067   sonia_lee@ml.com
Amanda de Zutter               212-449-0425   amanda_dezutter@ml.com

FITCH
Cooper Kramer                  212-908-0670   Cooper.kramer@fitchratings.com

STANDARD & POOR'S
George Kimmel                  212-438-1575   George_kimmel@standardandpoors.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE1

TITLE OF CERTIFICATES   Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                        Asset-Backed Certificates Series 2004-HE1, consisting of:

                        Class A-1 and A-2 Certificates (collectively, the "Class A Certificates"),
                        Class S Certificates (together with the Class A Certificates, the "Senior Certificates"),
                        Class M-1 and Class M-2 Certificates (collectively, the "Class M Certificates"), and
                        Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")
                        The Senior Certificates, the Class M Certificates and the Class B Certificates are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER             Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR               Merrill Lynch Mortgage Investors, Inc.

SELLER                  Merrill Lynch Mortgage Capital Inc.

SERVICER                Litton Loan Servicing LLP

TRUSTEE                 Wells Fargo Bank, N.A.

CUT-OFF DATE            July 1, 2004

PRICING DATE            On or about July [14], 2004

CLOSING DATE            On or about July [22], 2004

DISTRIBUTION DATES      Distribution of principal and interest on the
                        Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in August 2004.

ERISA CONSIDERATIONS    The Offered Certificates will be ERISA eligible as of
                        the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT        The Offered Certificates will not constitute
                        "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS              For federal income tax purposes, the Trust Fund will
                        include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION    The Trustee will be required to attempt an auction of
                        the assets of the trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the trust only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest thereon, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE1

MORTGAGE LOANS          Fixed rate and adjustable rate, first and second lien,
                        sub-prime mortgage loans ("Mortgage loans") having an aggregate stated principal balance as of the Cut-Off
                        Date of approximately $305,532,692 originated by Oakmont
                        Mortgage (approximately 70%), CIT Group, Inc.
                        (approximately 18%) and Fieldstone Mortgage Company
                        (approximately 11%).

                        The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $166,850 (or $250,275 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE         Approximately $300,186,000

ADMINISTRATIVE FEES     The Servicer will be paid fees aggregating 50 bps per
                        annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS     1. Excess interest
                        2. Over-Collateralization
                        3. Subordination

EXCESS INTEREST         Excess interest cashflow will be available as credit
                        enhancement.

OVER-COLLATERALIZATION  The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 1.75% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.75% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                        Initial: Approximately 1.75% of original balance
                        Target: 1.75% of original balance before stepdown, 3.50% of current balance after stepdown
                        Floor: 0.50% of original balance

                        (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE1

SUBORDINATION(1):       CLASSES    RATING (F/S)  SUBORDINATION
                       ---------   ------------  -------------
                       Class A       AAA/[AAA]      16.00%
                       Class M-1      AA/[AA]        8.75%
                       Class M-2       A/[A]         5.25%
                       Class B-1   BBB+/ [BBB+]      4.00%
                       Class B-2     BBB/[BBB]       2.50%
                       Class B-3    BBB-/[BBB-]      1.75%

CLASS SIZES:            CLASSES    RATING (F/S)   CLASS SIZES
                       ---------   ------------  -------------
                       Class A       AAA/[AAA]       84.00%
                       Class M-1      AA/[AA]         7.25%
                       Class M-2       A/[A]          3.50%
                       Class B-1   BBB+/ [BBB+]       1.25%
                       Class B-2     BBB/[BBB]        1.50%
                       Class B-3    BBB-/[BBB-]       0.75%

INTEREST ACCRUAL        For the Offered Certificates, interest will initially
                        accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                        Distribution Date to (but excluding) the current
                        Distribution Date.

COUPON STEP UP          If the 10% optional termination does not occur prior to
                        the first distribution date on which it is possible, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP     The pass-through rates of the Offered Certificates
                        (other than the Class S Certificates) will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
                        Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT            The trust fund will own a one-month LIBOR cap contract
                        purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month
                        LIBOR exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page
                        36. Payments received on the cap contract will be available to pay interest to the holders of the Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein
                        (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A
                        Certificates after the Subordinate Certificates have been written down to zero).

(1) The subordination includes the initial over-collateralization level of approximately 1.75%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE1

MAXIMUM RATE CAP        The pass-through rate of the Offered Certificates (other
                        than the Class S Certificates) will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to, on each distribution date, the product of (i) 12 times the quotient obtained by dividing (x) the aggregate scheduled interest on the Mortgage Loans that would have been due on the Mortgage Loans during the related due period had the adjustable rate Mortgage
                        Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient by dividing (x) the total scheduled interest on the Mortgage Loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL               If on any Distribution Date the pass-through rate is
REIMBURSEMENT           limited by the Available Funds Cap, the amount of such
                        interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A)
                        One Month LIBOR and (B) 8.86% per annum (which is the rate shown under the heading, "1ML Strike, Upper Collar" in the table entitled "One Month LIBOR Cap Table" shown on page 36), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY       1.    Servicing Fees.

                        2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Senior Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                        3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                        4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                        5. Excess interest to pay subordinate principal shortfalls.

                        6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                        7. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                        Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class remains outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class B-2 Certificates and sixth to the Class B-3 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A-1 AND A-2 (COLLECTIVELY)        32.00%*
CLASS M-1                               17.50%*
CLASS M-2                               10.50%*
CLASS B-1                                8.00%*
CLASS B-2                                5.00%*
CLASS B-3                                3.50%*
*includes overcollateralization

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE1

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the August 2007 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE             The first Distribution Date on which the Senior
CLASS PRINCIPAL         Enhancement Percentage (i.e., the sum of the outstanding
DISTRIBUTION            principal balance of the subordinate Certificates and
DATE                    the O/C amount divided by the aggregate stated principal
                        balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial Class A-1 and Class A-2 subordination percentage.

                        SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                        32.00%
                        or
                        (14.25%+1.75%)*2

TRIGGER EVENT           The situation that exists with respect to any
                        Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including
                        Mortgage Loans in foreclosure and REO Properties) and
                        (2) the Stated Principal Balance of all the Mortgage
                        Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [50]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage shown below.

DISTRIBUTION DATE OCCURRING                   REQUIRED LOSS PERCENTAGE
---------------------------    ------------------------------------------------------
August 2007 - July 2008        [3.50]% with respect to August 2007, plus an
                               additional 1/12th of [1.25]% for each month thereafter
August 2008 - July 2009        [4.75]% with respect to August 2008, plus an additional
                               1/12th of [1.00]% for each month thereafter
August 2009 - July 2010        [5.75]% with respect to August 2009, plus an
                               additional 1/12th of [0.25]% for each month thereafter
August 2010 and thereafter     [6.00]%

PROSPECTUS              The Offered Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage
                        Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                        Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES    The following tables describe the mortgage loans and the
                        related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1
                        MORTGAGE POOL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                   $305,532,692
Aggregate Original Principal Balance                      $306,502,715
Number of Mortgage Loans                                         1,915

                                             MINIMUM     MAXIMUM     AVERAGE(1)
                                             -------    ---------    ----------
Original Principal Balance                   $18,100    $ 650,000    $  160,054
Outstanding Principal Balance                $ 6,918    $ 648,000    $  159,547

                                   MINIMUM      MAXIMUM      WEIGHTED AVERAGE(2)
                                   -------      -------      -------------------
Original Term (mos)                   180          360                346
Stated remaining Term (mos)           169          357                341
Loan Age (mos)                          3           11                  5
Current Interest Rate               4.490%      12.490%             6.881%
Initial Interest Rate Cap           1.000%       3.000%             2.970%
Periodic Rate Cap                   1.000%       2.000%             1.004%
Gross Margin                        3.740%      11.990%             6.022%
Maximum Mortgage Rate              10.490%      18.490%            12.502%
Minimum Mortgage Rate               3.740%      11.990%             6.432%
Months to Roll                          5           57                 21
Original Loan-to-Value              20.00%      100.00%             82.85%
Credit Score (3)                      525          806                666

                              EARLIEST     LATEST
                              --------    --------
Maturity Date                 08/01/18    04/01/34

LIEN POSITION                        PERCENT OF MORTGAGE POOL
-------------                        ------------------------
1st Lien                                      90.26%
2nd Lien                                       9.74

  OCCUPANCY                          PERCENT OF MORTGAGE POOL
  ---------                          ------------------------
Primary                                       89.39%
Second Home                                    0.24
Investment                                    10.37

 LOAN TYPE                           PERCENT OF MORTGAGE POOL
 ---------                           ------------------------
Fixed Rate                                    19.66%
ARM                                           80.34

AMORTIZATION TYPE                    PERCENT OF MORTGAGE POOL
-----------------                    ------------------------
Fully Amortizing                              61.78%
Interest-Only                                 30.57
Balloon                                        7.66

YEAR OF ORIGINATION                  PERCENT OF MORTGAGE POOL
-------------------                  ------------------------
2003                                          44.20%
2004                                          55.80

     LOAN PURPOSE                    PERCENT OF MORTGAGE POOL
     ------------                    ------------------------
Purchase                                      65.99%
Refinance - Rate/Term                          4.86
Refinance - Cashout                           29.15

     PROPERTY TYPE                   PERCENT OF MORTGAGE POOL
     -------------                   ------------------------
Single Family                                 72.21%
Planned Unit Development                       6.45
Townhouse                                      0.10
Condominium                                   10.63
Two- to Four-Family                           10.57
Manufactured Housing                           0.03

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1
                        MORTGAGE POOL COLLATERAL SUMMARY

MORTGAGE RATES

                                          AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC
-----------------------  --------------  ------------  ----------  --------  --------  -----------  ---------  -------
5.000% or less                  26       $  5,701,410      1.87%     4.846%    718     $   219,285    79.52%    64.88%
5.001% to 5.500%                93         23,210,395      7.60      5.382     699         249,574    79.33     55.16
5.501% to 6.000%               217         53,369,717     17.47      5.851     674         245,943    79.64     62.38
6.001% to 6.500%               284         63,513,883     20.79      6.341     670         223,640    80.14     48.08
6.501% to 7.000%               358         70,753,695     23.16      6.825     658         197,636    81.62     39.03
7.001% to 7.500%               171         28,576,749      9.35      7.296     650         167,115    82.92     39.83
7.501% to 8.000%               151         19,696,819      6.45      7.794     636         130,443    84.10     45.00
8.001% to 8.500%                83          7,707,754      2.52      8.291     635          92,865    88.23     76.16
8.501% to 9.000%               138         10,012,847      3.28      8.871     679          72,557    94.60     34.69
9.001% to 9.500%                63          4,067,855      1.33      9.376     676          64,569    96.28     24.49
9.501% to 10.000%              118          7,064,841      2.31      9.871     677          59,872    97.73     22.01
10.001% to 10.500%              75          4,308,017      1.41     10.370     658          57,440    99.06     39.23
10.501% to 11.000%              62          3,871,833      1.27     10.794     646          62,449    98.83     44.51
11.001% to 11.500%              34          1,766,027      0.58     11.384     635          51,942    98.73     76.74
11.501% to 12.000%              41          1,707,924      0.56     11.826     631          41,657    99.26     65.85
12.001% to 12.500%               1            202,928      0.07     12.490     525         202,928    69.63      0.00
                             -----       ------------    ------     ------     ---     -----------    -----     -----
TOTAL:                       1,915       $305,532,692    100.00%     6.881%    666     $   159,547    82.85%    47.78%
                             -----       ------------    ------     ------     ---     -----------    -----     -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.49% per annum to 12.490% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.881% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                           PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
        RANGE OF             NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
REMAINING TERMS (MONTHS)  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC
------------------------  --------------  ------------  ----------  --------  --------  -----------  ---------  -------
169 to 180                      409       $ 24,029,065      7.86%     9.840%     685    $    58,751    98.81%    29.02%
229 to 240                        5            314,599      0.10      8.833      635         62,920    83.23     73.17
349 to 360                    1,501        281,189,029     92.03      6.626      664        187,334    81.48     49.35
                              -----       ------------    ------      -----      ---    -----------    -----     -----
TOTAL:                        1,915       $305,532,692    100.00%     6.881%     666    $   159,547    82.85%    47.78%
                              -----       ------------    ------      -----      ---    -----------    -----     -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 169 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 341 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1
                        MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                  AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE          NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
  LOAN PRINCIPAL BALANCES        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC
--------------------------       --------------  ------------  ----------  --------  --------  -----------  ---------  -------
$ 50,000 or less                       283       $ 10,741,434      3.52%    9.541%      664    $    37,956    93.93%    42.89%
$ 50,001 to $100,000                   505         36,593,653     11.98     8.500       660         72,463    90.85     48.98
$100,001 to $150,000                   304         37,633,638     12.32     7.144       649        123,795    84.19     59.51
$150,001 to $200,000                   238         42,232,207     13.82     6.554       662        177,446    81.45     52.87
$200,001 to $250,000                   174         38,996,487     12.76     6.597       668        224,118    80.59     41.64
$250,001 to $300,000                   160         44,102,232     14.43     6.402       680        275,639    80.56     35.73
$300,001 to $350,000                   111         35,719,677     11.69     6.326       673        321,799    80.36     39.62
$350,001 to $400,000                    63         23,637,666      7.74     6.476       661        375,201    81.27     44.68
$400,001 to $450,000                    38         16,045,180      5.25     6.400       661        422,242    81.35     62.94
$450,001 to $500,000                    24         11,473,463      3.76     6.289       677        478,061    80.89     50.49
$500,001 to $550,000                     8          4,202,185      1.38     5.960       675        525,273    78.12     62.24
$550,001 to $600,000                     5          2,860,248      0.94     5.831       662        572,050    79.02    100.00
$600,001 to $650,000                     2          1,294,621      0.42     6.207       715        647,310    74.95     50.05
                                     -----       ------------    ------     -----       ---    -----------    -----     -----
TOTAL:                               1,915       $305,532,692    100.00%    6.881%      666    $   159,547    82.85%    47.78%
                                     -----       ------------    ------     -----       ---    -----------    -----     -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $6,918 to approximately $648,000 and the average outstanding principal balance of the Mortgage Loans was approximately $159,547.

PRODUCT TYPES

                                                  AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                                    NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
     PRODUCT TYPES               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC
-------------------------        --------------  ------------  ----------  --------  --------  -----------  ---------  -------
Balloon Loans                          396       $ 23,391,600      7.66%    9.856%      686    $    59,070    99.21%    29.02%
15 to 19 Year Fixed Loans               13            637,464      0.21     9.237       649         49,036    84.19     28.88
20 to 24 Year Fixed Loans                4            253,509      0.08     9.094       632         63,377    80.39     66.70
30 Year Fixed Loans                    269         35,780,052     11.71     7.454       664        133,011    82.74     63.35
2/28 LIBOR ARM                       1,097        218,517,863     71.52     6.513       663        199,196    81.37     46.55
3/27 LIBOR ARM                          88         13,308,287      4.36     6.795       664        151,231    80.35     43.35
5/25 LIBOR ARM                          44         12,570,544      4.11     6.046       671        285,694    81.22     62.59
5/25 Treasury ARM                        4          1,073,373      0.35     6.809       721        268,343    80.43     75.88
                                     -----       ------------    ------     -----       ---    -----------    -----     -----
TOTAL:                               1,915       $305,532,692    100.00%    6.881%      666    $   159,547    82.85%    47.78%
                                     -----       ------------    ------     -----       ---    -----------    -----     -----

ADJUSTMENT TYPE

                                                  AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                                    NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
    ADJUSTMENT TYPE              MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC
-------------------------        --------------  ------------  ----------  --------  --------  -----------  ---------  -------
ARM                                  1,233       $245,470,067     80.34%    6.506%      664    $   199,084    81.30%    47.33%
Fixed Rate                             682         60,062,625     19.66     8.415       673         88,068    89.16     49.63
                                     -----       ------------    ------     -----       ---    -----------    -----     -----
TOTAL:                               1,915       $305,532,692    100.00%    6.881%      666    $   159,547    82.85%    47.78%
                                     -----       ------------    ------     -----       ---    -----------    -----     -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1
                        MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                                  AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
    RANGE OF ORIGINAL               NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
  LOAN-TO-VALUE RATIOS           MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC
-------------------------        --------------  ------------  ----------  --------  --------  -----------  ---------  -------
50.00% or less                          12       $  1,782,852      0.58%    6.622%      614    $   148,571    42.00%    50.48%
50.01% to 55.00%                        12          2,057,613      0.67     6.839       637        171,468    53.34     35.67
55.01% to 60.00%                        11          2,106,491      0.69     6.394       658        191,499    56.86     38.59
60.01% to 65.00%                        15          2,012,514      0.66     6.524       627        134,168    62.99     53.45
65.01% to 70.00%                        48          9,622,536      3.15     6.924       625        200,469    68.73     47.07
70.01% to 75.00%                        84         13,690,360      4.48     6.795       637        162,980    73.87     41.17
75.01% to 80.00%                       820        177,739,502     58.17     6.349       677        216,755    79.82     41.50
80.01% to 85.00%                       115         18,898,571      6.19     6.961       633        164,335    84.33     61.66
85.01% to 90.00%                       158         25,770,658      8.43     6.985       645        163,105    89.76     68.08
90.01% to 95.00%                        94         11,846,495      3.88     7.391       655        126,027    94.54     83.66
95.01% to 100.00%                      546         40,005,102     13.09     9.066       670         73,269    99.86     48.55
                                     -----       ------------    ------     -----       ---    -----------    -----     -----
TOTAL:                               1,915       $305,532,692    100.00%    6.881%      666    $   159,547    82.85%    47.78%
                                     -----       ------------    ------     -----       ---    -----------    -----     -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 9.74% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.23%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.50%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1
                        MORTGAGE POOL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                  AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                                    NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
 GEOGRAPHIC DISTRIBUTION         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC
-------------------------        --------------  ------------  ----------  --------  --------  -----------  ---------  -------
Arizona                                 21       $  2,956,446      0.97%     7.030%     666    $   140,783    83.78%    34.25%
Arkansas                                 4            465,283      0.15      7.820      632        116,321    87.95     81.63
California                           1,053        200,468,989     65.61      6.782      677        190,379    82.42     41.03
Colorado                                29          5,652,150      1.85      6.962      651        194,902    83.17     35.83
Connecticut                              1            125,038      0.04      8.800      685        125,038    95.00    100.00
Delaware                                 1            141,543      0.05      6.275      605        141,543    75.00    100.00
Florida                                 24          3,308,412      1.08      7.558      635        137,850    81.90     43.71
Georgia                                 63          7,127,299      2.33      7.268      646        113,132    85.29     49.19
Idaho                                    3            342,387      0.11      5.965      683        114,129    80.69     59.87
Illinois                                25          4,288,721      1.40      7.236      635        171,549    83.09     51.96
Indiana                                 20          1,233,421      0.40      7.573      632         61,671    84.84     56.01
Iowa                                     4            410,951      0.13      7.408      664        102,738    94.76     88.01
Kansas                                  21          1,886,407      0.62      7.291      623         89,829    92.14     92.74
Kentucky                                16          1,263,846      0.41      7.963      604         78,990    81.56     72.91
Louisiana                                4            360,272      0.12      8.092      672         90,068    77.69     20.60
Maryland                                 4            541,831      0.18      7.094      649        135,458    83.11    100.00
Massachusetts                            8          2,118,429      0.69      7.358      685        264,804    80.08     27.39
Michigan                                42          4,253,014      1.39      7.601      639        101,262    84.22     46.79
Minnesota                                5          1,130,320      0.37      7.012      686        226,064    75.77      8.33
Mississippi                              4            333,914      0.11      7.569      707         83,478    80.93     67.54
Missouri                                20          1,774,970      0.58      7.555      630         88,749    83.10     82.40
Nebraska                                 4            515,366      0.17      7.315      605        128,841    83.83     23.32
Nevada                                  16          2,646,352      0.87      6.837      657        165,397    81.68     57.00
New Jersey                               2            450,118      0.15      7.062      612        225,059    76.59     51.39
New Mexico                               3            600,575      0.20      6.766      588        200,192    93.75    100.00
New York                                 2            214,135      0.07      6.946      611        107,068    84.43    100.00
North Carolina                          28          2,773,687      0.91      7.171      621         99,060    86.98     80.82
Ohio                                    45          3,958,841      1.30      6.916      615         87,974    84.24     84.97
Oklahoma                                10            924,443      0.30      6.775      628         92,444    84.43     79.05
Oregon                                  82          9,279,798      3.04      6.885      657        113,168    84.70     60.46
Pennsylvania                            46          4,301,983      1.41      7.088      609         93,521    83.19     69.09
Rhode Island                             4            874,180      0.29      7.343      701        218,545    80.00     44.67
South Carolina                          10            927,154      0.30      7.570      586         92,715    90.27    100.00
Tennessee                               12          1,211,300      0.40      7.959      619        100,942    82.31     79.52
Texas                                   68          7,981,627      2.61      6.981      643        117,377    80.34     55.62
Utah                                    20          3,331,376      1.09      6.744      672        166,569    84.11     36.80
Virginia                                14          1,874,331      0.61      7.141      598        133,881    81.10     57.78
Washington                             166         22,487,298      7.36      6.753      651        135,466    84.36     72.69
West Virginia                            7            362,767      0.12      7.655      604         51,824    75.52    100.00
Wisconsin                                2            224,093      0.07      9.179      567        112,047    74.20    100.00
Wyoming                                  2            409,627      0.13      6.250      755        204,814    80.00    100.00
                                     -----       ------------    ------     -----       ---    -----------    -----     -----
TOTAL:                               1,915       $305,532,692    100.00%     6.881%     666    $   159,547    82.85%    47.78%
                                     -----       ------------    ------     -----       ---    -----------    -----     -----

No more than approximately 2.41% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1
                        MORTGAGE POOL COLLATERAL SUMMARY

LOAN PURPOSE

                                                  AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                                    NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
       LOAN PURPOSE              MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC
-------------------------        --------------  ------------  ----------  --------  --------  -----------  ---------  -------
Purchase                             1,274       $201,623,748     65.99%    6.901%      680    $   158,260    83.87%    40.32%
Refinance - Cashout                    558         89,055,559     29.15     6.845       637        159,598    80.57     62.08
Refinance - Rate Term                   83         14,853,386      4.86     6.818       640        178,956    82.68     63.23
                                     -----       ------------    ------     -----       ---    -----------    -----     -----
TOTAL:                               1,915       $305,532,692    100.00%    6.881%      666    $   159,547    82.85%    47.78%
                                     -----       ------------    ------     -----       ---    -----------    -----     -----

PROPERTY TYPE

                                                  AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                                    NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
       PROPERTY TYPE             MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC
-------------------------        --------------  ------------  ----------  --------  --------  -----------  ---------  -------
Single Family                        1,422       $220,625,248     72.21%    6.863%      662    $   155,151    83.20%    48.93%
Planned Unit Development               107         19,716,826      6.45     6.699       657        184,269    82.49     53.69
Townhouse                                2            297,447      0.10     7.881       699        148,724    87.80     57.34
Condominium                            228         32,492,211     10.63     7.094       676        142,510    83.88     41.71
Two- to Four-Family                    155         32,300,960     10.57     6.893       684        208,393    79.71     42.16
Manufactured Housing                     1            100,000      0.03     6.125       778        100,000    51.28    100.00
                                     -----       ------------    ------     -----       ---    -----------    -----     -----
TOTAL:                               1,915       $305,532,692    100.00%    6.881%      666    $   159,547    82.85%    47.78%
                                     -----       ------------    ------     -----       ---    -----------    -----     -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1
                        MORTGAGE POOL COLLATERAL SUMMARY

DOCUMENTATION

                                                  AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                                    NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
  OAKMONT UNDERWRITING           MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC
-------------------------        --------------  ------------  ----------  --------  --------  -----------  ---------  -------
Full Documentation                     475       $ 83,722,633     27.40%    6.619%      653    $   176,258    84.06%   100.00%
Stated Documentation                   469         70,825,112     23.18     7.354       685        151,013    83.33      0.00
NIV Documentation                      247         38,000,197     12.44     6.501       704        153,847    81.94      0.00
Full-Bank Statements                    58         12,903,236      4.22     6.652       652        222,470    84.07    100.00
LIV Documentation                       24          4,984,170      1.63     6.356       673        207,674    82.07      0.00
Alternative Documentation               27          4,412,212      1.44     6.960       651        163,415    84.64      0.00
                                     -----       ------------    ------     -----       ---    -----------    -----    ------
  SUB-TOTAL:                         1,300       $214,847,559     70.32%    6.843%      673    $   165,267    83.41%    44.97%
                                     -----       ------------    ------     -----       ---    -----------    -----    ------

CIT UNDERWRITING
Full Documentation                     278       $ 30,314,502     9.92%     6.892%      621    $   109,045    83.66%   100.00%
No Income Verification                 152         25,308,516      8.28     6.866       657        166,503    78.17      0.00
12 Month Bank Statements                 2            510,883      0.17     6.734       696        255,442    88.77      0.00
24 Month Bank Statements                 2            183,528      0.06     6.912       676         91,764    87.51      0.00
                                     -----       ------------    ------     -----       ---    -----------    -----    ------
  SUB-TOTAL:                           434       $ 56,317,430     18.43%    6.879%      638    $   129,764    81.25%    53.83%
                                     -----       ------------    ------     -----       ---    -----------    -----    ------

FIELDSTONE UNDERWRITING
Full Documentation                     110       $ 19,042,467     6.23%     6.980%      653    $   173,113    82.68%   100.00%
Stated Documtation                      53         10,712,360      3.51     7.354       689        202,120    78.27      0.00
24 Month Bank Statements                10          2,705,311      0.89     7.030       646        270,531    90.49      0.00
12 Month Bank Statements                 6          1,456,468      0.48     7.593       646        242,745    84.33      0.00
Limited Documentation                    2            451,097      0.15     6.418       654        225,549    80.00      0.00
                                     -----       ------------    ------     -----       ---    -----------    -----     -----
  SUB-TOTAL:                           181       $ 34,367,703     11.25%    7.119%      663    $   189,877    81.95%    55.41%
                                     -----       ------------    ------     -----       ---    -----------    -----     -----


TOTAL:                               1,915       $305,532,692    100.00%    6.881%      666    $   159,547    82.85%    47.78%
                                     -----       ------------    ------     -----       ---    -----------    -----     -----

OCCUPANCY

                                                  AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                                    NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
       OCCUPANCY                 MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC
-------------------------        --------------  ------------  ----------  --------  --------  -----------  ---------  -------
Primary                              1,715       $273,125,038     89.39%    6.867%      664    $   159,257    83.31%    48.32%
Investment                             196         31,687,777     10.37     6.999       680        161,672    78.87     42.87
Second Home                              4            719,878      0.24     7.003       677        179,969    83.06     59.99
                                     -----       ------------    ------     -----       ---    -----------    -----     -----
TOTAL:                               1,915       $305,532,692    100.00%    6.881%      666    $   159,547    82.85%    47.78%
                                     -----       ------------    ------     -----       ---    -----------    -----     -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-HE1
                          MORTGAGE POOL COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

                                    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                    PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOAN AGE    NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
    (MONTHS)       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
---------------------------------------------------------------------------------------------------------------
3                             419 $ 71,149,756        23.29%    6.536%      670  $   169,808     83.20%   59.19%
4                             507   86,012,524        28.15     6.767       666      169,650     82.55    61.62
5                              51   10,773,684         3.53     7.039       672      211,249     84.65    51.83
6                             431   72,627,928        23.77     7.222       680      168,510     83.41    18.59
7                             378   50,202,924        16.43     6.928       643      132,812     81.74    47.33
8                              20    1,998,263         0.65     7.523       676       99,913     84.73    31.22
9                              53    7,239,438         2.37     7.033       647      136,593     84.02    60.28
10                             54    5,447,264         1.78     7.413       635      100,875     79.83    55.62
11                              2       80,912         0.03     9.248       632       40,456     89.75     0.00
                   --------------------------------------------------------------------------------------------
TOTAL:                      1,915 $305,532,692       100.00%    6.881%      666  $   159,547     82.85%   47.78%
                   --------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT    NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
   PENALTY TERM      MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
None                            277  $ 30,788,282       10.08%    7.388%      646  $   111,149     84.19%   52.40%
6 Months                         21     1,853,825        0.61     7.257       629       88,277     92.84    89.07
12 Months                        90    19,542,032        6.40     6.796       666      217,134     82.31    52.56
24 Months                     1,171   194,754,960       63.74     6.832       671      166,315     83.23    41.51
30 Months                         2       367,714        0.12     7.172       602      183,857     96.27   100.00
36 Months                       345    55,747,108       18.25     6.830       659      161,586     80.42    62.46
60 Months                         9     2,478,771        0.81     5.882       691      275,419     85.56    76.79
                     --------------------------------------------------------------------------------------------
TOTAL:                        1,915  $305,532,692      100.00%    6.881%      666  $   159,547     82.85%   47.78%
                     --------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-HE1
                          MORTGAGE POOL COLLATERAL SUMMARY

CREDIT SCORES

                                         AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                         PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
RANGE OF CREDIT SCORES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
--------------------------------------------------------------------------------------------------------------------
525 to 525                           1  $    202,928        0.07%   12.490%      525  $   202,928     69.63%    0.00%
526 to 550                          34     3,490,131        1.14     7.990       542      102,651     71.24    92.55
551 to 575                          81     9,641,462        3.16     7.382       565      119,030     80.06    87.76
576 to 600                         125    18,725,771        6.13     7.175       588      149,806     81.90    73.85
601 to 625                         245    38,640,081       12.65     7.069       614      157,715     83.19    81.12
626 to 650                         311    51,625,769       16.90     6.874       641      165,999     83.63    59.80
651 to 675                         347    56,522,932       18.50     6.939       662      162,890     83.50    39.21
676 to 700                         315    52,889,329       17.31     6.796       688      167,903     82.70    27.43
701 to 725                         214    33,043,447       10.82     6.693       713      154,409     83.44    17.98
726 to 750                         107    17,961,733        5.88     6.649       737      167,867     82.02    36.21
751 to 775                          98    16,003,310        5.24     6.408       762      163,299     83.51    33.23
776 to 800                          36     6,622,308        2.17     6.418       786      183,953     81.29    55.12
801 to 806                           1       163,491        0.05     6.850       806      163,491     85.00   100.00
                        --------------------------------------------------------------------------------------------
TOTAL:                           1,915  $305,532,692      100.00%    6.881%      666  $   159,547     82.85%   47.78%
                        --------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 666.

CREDIT GRADE

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
OAKMONT UNDERWRITING     MORTGAGE LOANS  OUTSTANDING      POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC
---------------------------------------------------------------------------------------------------------------------
N/A                               1,300  $214,847,559       70.32%    6.843%      673  $   165,267     83.41%   44.97%
        SUB-TOTAL:                1,300  $214,847,559       70.32%    6.843       673  $   165,267     83.41%   44.97%
CIT UNDERWRITING
2A                                  162  $ 26,112,363        8.55%    6.493%      676  $   161,187     81.58%   32.04%
1A                                    1        88,672        0.03     8.520       647       88,672    100.00   100.00
A                                   136    17,852,147        5.84     6.949       621      131,266     81.78    61.84
B+                                   68     6,453,115        2.11     7.161       589       94,899     82.69    84.89
B                                    41     3,746,089        1.23     7.875       574       91,368     76.48    87.51
C+                                   25     2,039,438        0.67     8.387       573       81,578     75.96   100.00
NS                                    1        25,607        0.01     8.990       549       25,607     67.61   100.00
        SUB-TOTAL:                  434  $ 56,317,430       18.43%    6.879%      638  $   129,764     81.25%   53.83%
FIELDSTONE UNDERWRITING
A+                                   24  $  4,593,414        1.50%    7.086%      636  $   191,392     95.35%   78.75%
A                                   140    27,589,598        9.03     7.047       676      197,069     79.92    49.37
A-                                   11     1,361,348        0.45     7.908       560      123,759     82.31    72.03
B+                                    1        52,931        0.02     7.200       552       52,931     90.00   100.00
B                                     1       198,957        0.07     8.150       593      198,957     85.00   100.00
C                                     4       571,455        0.19     8.617       546      142,864     69.82   100.00
        SUB-TOTAL:                  181  $ 34,367,703       11.25%    7.119%      663  $   189,877     81.95%   55.41%
                         --------------------------------------------------------------------------------------------
TOTAL:                            1,915  $305,532,692      100.00%    6.881%      666  $   159,547     82.85%   47.78%
                         --------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-HE1
                          MORTGAGE POOL COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
RANGE OF GROSS MARGINS  MORTGAGE LOANS  OUTSTANDING      POOL     COUPON     SCORE    OUTSTANDING     LTV      DOC
--------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                     2  $    274,627        0.11%    5.104%      715  $   137,313     80.00%  100.00%
4.001% to 4.500%                    25     6,187,094        2.52     4.937       714      247,484     79.58    63.45
4.501% to 5.000%                    94    23,714,677        9.66     5.444       693      252,284     79.65    49.24
5.001% to 5.500%                   215    50,922,644       20.74     6.005       666      236,850     81.70    61.93
5.501% to 6.000%                   247    54,775,156       22.31     6.446       668      221,762     80.43    47.52
6.001% to 6.500%                   236    50,361,695       20.52     6.811       662      213,397     82.13    38.11
6.501% to 7.000%                   194    34,872,688       14.21     7.038       662      179,756     81.39    25.02
7.001% to 7.500%                    79    11,592,162        4.72     7.559       637      146,736     84.45    45.55
7.501% to 8.000%                    80     7,082,375        2.89     7.707       605       88,530     82.34    73.19
8.001% to 8.500%                    40     3,793,061        1.55     7.790       599       94,827     80.33    70.91
8.501% to 9.000%                    15     1,231,518        0.50     8.284       568       82,101     79.55    97.31
9.001% to 9.500%                     4       328,653        0.13     8.135       590       82,163     77.93   100.00
9.501% to 10.000%                    1       130,788        0.05    10.740       544      130,788     75.00   100.00
11.501% to 12.000%                   1       202,928        0.08    12.490       525      202,928     69.63     0.00
                        --------------------------------------------------------------------------------------------
TOTAL:                           1,233  $245,470,067      100.00%    6.506%      664  $   199,084     81.30%   47.33%
                        --------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.740% per annum to 11.990% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.022% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM       NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
 MORTGAGE RATES     MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
11.000% or less                 28   $  5,908,091        2.41%    4.880%      717  $   211,003     79.54%   66.11%
11.001% to 11.500%              90     22,769,500        9.28     5.385       698      252,994     79.66    54.32
11.501% to 12.000%             211     51,592,677       21.02     5.848       673      244,515     79.79    61.17
12.001% to 12.500%             245     54,138,533       22.06     6.342       669      220,974     80.93    45.96
12.501% to 13.000%             318     63,592,324       25.91     6.836       658      199,976     81.57    34.61
13.001% to 13.500%             144     23,218,692        9.46     7.285       649      161,241     82.75    36.14
13.501% to 14.000%             121     15,784,775        6.43     7.787       630      130,453     84.96    45.24
14.001% to 14.500%              44      4,679,587        1.91     8.307       593      106,354     84.88    73.05
14.501% to 15.000%              25      2,796,327        1.14     8.781       602      111,853     88.23    63.58
15.001% to 15.500%               2        349,883        0.14     9.331       576      174,941     88.09   100.00
15.501% to 16.000%               3        305,962        0.12     9.727       650      101,987     91.19    78.85
16.501% to 17.000%               1        130,788        0.05    10.740       544      130,788     75.00   100.00
18.001% to 18.500%               1        202,928        0.08    12.490       525      202,928     69.63     0.00
                    ---------------------------------------------------------------------------------------------
TOTAL:                       1,233   $245,470,067      100.00%    6.506%      664  $   199,084     81.30%   47.33%
                    ---------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.490% per annum to 18.490% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 12.502% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-HE1
                          MORTGAGE POOL COLLATERAL SUMMARY

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                        NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
NEXT ADJUSTMENT DATE  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC
-------------------------------------------------------------------------------------------------------------------
December 2004                      1  $    298,082        0.12%    6.740%      638  $   298,082     75.00%     0.00%
August 2005                        1        33,183        0.01     8.900       563       33,183     75.00      0.00
September 2005                    43     4,278,103        1.74     7.346       630       99,491     78.95     52.24
October 2005                      44     5,782,272        2.36     7.021       638      131,415     83.49     69.61
November 2005                      9     1,189,232        0.48     6.725       665      132,137     80.18     45.20
December 2005                    295    41,002,436       16.70     6.832       640      138,991     81.37     49.72
January 2006                     234    56,710,165       23.10     6.776       679      242,351     81.05     17.79
February 2006                     24     5,968,191        2.43     6.889       671      248,675     86.43     45.00
March 2006                       244    54,963,476       22.39     6.298       665      225,260     81.73     60.92
April 2006                       202    48,292,723       19.67     5.988       668      239,073     80.75     58.55
September 2006                     8       953,880        0.39     7.246       640      119,235     79.24     83.38
October 2006                       4       421,222        0.17     7.064       631      105,305     80.70     19.24
November 2006                      1       188,391        0.08     7.250       610      188,391     80.00      0.00
December 2006                     46     5,286,947        2.15     7.051       650      114,934     79.67     42.61
January 2007                      15     3,470,474        1.41     6.750       671      231,365     78.75     26.62
March 2007                         8     1,640,865        0.67     6.340       697      205,108     84.03     59.27
April 2007                         6     1,346,508        0.55     5.989       691      224,418     83.43     55.18
October 2008                       3       910,608        0.37     6.847       699      303,536     86.72     21.78
December 2008                     10     2,332,852        0.95     6.613       664      233,285     84.03     41.05
January 2009                       5     1,695,922        0.69     6.304       718      339,184     79.81     53.87
February 2009                      1       307,718        0.13     6.250       738      307,718     80.00    100.00
March 2009                         8     2,122,358        0.86     6.176       659      265,295     75.64     73.28
April 2009                        21     6,274,459        2.56     5.725       667      298,784     81.58     75.71
                      ---------------------------------------------------------------------------------------------
TOTAL:                         1,233  $245,470,067      100.00%    6.506%      664  $   199,084     81.30%    47.33%
                      ---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-HE1
                          GROUP B COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance               $120,122,024
Aggregate Original Principal Balance                  $120,451,054
Number of Mortgage Loans                                       608

                               MINIMUM  MAXIMUM   AVERAGE (1)
                               -------  -------   -----------
Original Principal Balance     $20,000  $650,000  $  198,110
Outstanding Principal Balance  $19,935  $648,000  $  197,569

                               MINIMUM   WMAXIMUM  AVERAGE (2)
                               -------   --------  -----------
Original Term (mos)               180        360       339
Stated remaining Term (mos)       169        357       334
Loan Age (mos)                      3         11         5
Current Interest Rate           4.490%    12.000%    6.947%
Initial Interest Rate Cap       1.000%     3.000%    2.963%
Periodic Rate Cap               1.000%     2.000%    1.006%
Gross Margin                    3.740%     9.000%    5.930%
Maximum Mortgage Rate          10.490%    15.490%   12.406%
Minimum Mortgage Rate           3.740%     9.000%    6.346%
Months to Roll                     14         57        23
Original Loan-to-Value          42.95%    100.00%    83.54%
Credit Score (3)                  531        797       667

                           EARLIEST          LATEST
                           --------          ------
Maturity Date              08/01/18         04/01/34

LIEN POSITION            PERCENT OF MORTGAGE POOL
                         ------------------------
1st Lien                                    85.47%
2nd Lien                                    14.53

OCCUPANCY                PERCENT OF MORTGAGE POOL
                         ------------------------
Primary                                     89.39%
Investment                                  10.61

LOAN TYPE                PERCENT OF MORTGAGE POOL
---------                ------------------------
Fixed Rate                                  23.51%
ARM                                         76.49

AMORTIZATION TYPE        PERCENT OF MORTGAGE POOL
-----------------        ------------------------
Fully Amortizing                            53.07%
Interest Only                               35.34
Balloon                                     11.58

YEAR OF ORIGINATION      PERCENT OF MORTGAGE POOL
-------------------      ------------------------
2003                                        39.10%
2004                                        60.90

LOAN PURPOSE             PERCENT OF MORTGAGE POOL
------------             ------------------------
Purchase                                    66.66%
Refinance - Rate/Term                        5.41
Refinance - Cashout                         27.94

PROPERTY TYPE             PERCENT OF MORTGAGE POOL
-------------             ------------------------
Single Family                               71.67%
Planned Unit Development                     9.04
Condominium                                  7.93
Two- to Four-Family                         11.36

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-HE1
                          GROUP B COLLATERAL SUMMARY

MORTGAGE RATES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC
-------------------------------------------------------------------------------------------------------------------------
5.000% or less                        4  $  1,210,158        1.01%    4.758%      730  $   302,539     80.00%       67.61%
5.001% to 5.500%                     22     7,789,411        6.48     5.375       688      354,064     79.36        57.02
5.501% to 6.000%                     76    25,793,845       21.47     5.846       676      339,393     79.08        67.76
6.001% to 6.500%                     84    25,781,216       21.46     6.334       669      306,919     79.17        48.43
6.501% to 7.000%                     96    24,399,523       20.31     6.813       655      254,162     82.83        44.65
7.001% to 7.500%                     44    10,107,638        8.41     7.290       652      229,719     83.13        36.12
7.501% to 8.000%                     29     5,081,989        4.23     7.858       643      175,241     85.82        35.08
8.001% to 8.500%                     28     2,960,441        2.46     8.322       654      105,730     92.66        79.60
8.501% to 9.000%                     61     4,892,410        4.07     8.905       694       80,203     96.65        22.93
9.001% to 9.500%                     23     1,866,750        1.55     9.368       672       81,163     96.84        33.55
9.501% to 10.000%                    52     3,726,460        3.10     9.869       685       71,663     98.83        14.76
10.001% to 10.500%                   37     2,625,397        2.19    10.396       657       70,957     98.88        38.10
10.501% to 11.000%                   28     2,248,203        1.87    10.774       646       80,293     99.77        50.41
11.001% to 11.500%                   10       830,940        0.69    11.363       634       83,094     97.59        82.59
11.501% to 12.000%                   14       807,644        0.67    11.783       620       57,689     99.20        77.78
                         ------------------------------------------------------------------------------------------------
TOTAL:                              608  $120,122,024      100.00%    6.947%      667  $   197,569     83.54%       49.66%
                         ------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans rnged from 4.490% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.947% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                          WEIGHTED  AVERAGE      WEIGHTED    PERCENT
                                           PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE     FULL OR
       RANGE OF            NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT   BALANCE      ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS) MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC
--------------------------------------------------------------------------------------------------------------------------
169 to 180                          192   $ 14,180,302       11.80%    9.726%      688  $    73,856     99.01%       32.73%
349 to 360                          416    105,941,722       88.20     6.575       664      254,668     81.47        51.93
                         -------------------------------------------------------------------------------------------------
TOTAL:                              608   $120,122,024      100.00%    6.947%      667  $   197,569     83.54%       49.66%
                         -------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 169 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 334 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-HE1
                          GROUP B COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED   PERCENT
                                             PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    FULL OR
RANGE OF ORIGINAL MORTGAGE    NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC
---------------------------------------------------------------------------------------------------------------------------
$ 50,000 or less                        43  $  1,632,660        1.36%    9.649%      666  $    37,969     94.17%      53.91%
$ 50,001 to $100,000                   220    16,484,396       13.72     9.209       673       74,929     95.68       39.48
$100,001 to $150,000                    75     9,121,548        7.59     8.074       660      121,621     90.40       58.87
$150,001 to $200,000                    38     6,761,239        5.63     6.538       667      177,927     80.97       50.11
$200,001 to $250,000                    21     4,660,216        3.88     6.253       664      221,915     81.92       47.66
$250,001 to $300,000                    31     8,552,433        7.12     6.518       678      275,885     79.22       32.08
$300,001 to $350,000                    40    13,396,170       11.15     6.461       661      334,904     79.63       44.56
$350,001 to $400,000                    63    23,637,666       19.68     6.476       661      375,201     81.27       44.68
$400,001 to $450,000                    38    16,045,180       13.36     6.400       661      422,242     81.35       62.94
$450,001 to $500,000                    24    11,473,463        9.55     6.289       677      478,061     80.89       50.49
$500,001 to $550,000                     8     4,202,185        3.50     5.960       675      525,273     78.12       62.24
$550,001 to $600,000                     5     2,860,248        2.38     5.831       662      572,050     79.02      100.00
$600,001 to $650,000                     2     1,294,621        1.08     6.207       715      647,310     74.95       50.05
                            -----------------------------------------------------------------------------------------------
TOTAL:                                 608  $120,122,024      100.00%    6.947%      667  $   197,569     83.54%      49.66%
                            -----------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,935 to approximately $648,000 and the average outstanding principal balance of the Mortgage Loans was approximately $197,569

PRODUCT TYPES

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                              NUMBER OF      BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
      PRODUCT TYPES        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV        DOC
----------------------------------------------------------------------------------------------------------------------------
Balloon Loans                         187  $ 13,910,838       11.58%    9.742%       688  $    74,390     99.27%       32.36%
15 to 19 Year Fixed Loans               5       269,464        0.22     8.904        673       53,893     85.57        51.79
30 Year Fixed Loans                    85    14,056,285       11.70     7.651        661      165,368     85.57        67.61
2/28 LIBOR ARM                        287    79,803,473       66.44     6.443        663      278,061     80.84        46.58
3/27 LIBOR ARM                         20     3,627,365        3.02     6.817        677      181,368     82.09        44.03
5/25 LIBOR ARM                         22     7,947,826        6.62     5.895        671      361,265     80.30        78.47
5/25 Treasury ARM                       2       506,774        0.42     6.590        715      253,387     80.92       100.00
                           -------------------------------------------------------------------------------------------------
TOTAL:                                608  $120,122,024      100.00%    6.947%       667  $   197,569     83.54%       49.66%
                           -------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                  AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                  PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                   NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------
ARM                         331  $ 91,885,437       76.49%    6.411%      665   $  277,600     80.84%       49.53%
Fixed Rate                  277    28,236,587       23.51     8.693       674      101,937     92.32        50.09
                 ------------------------------------------------------------------------------------------------
TOTAL:                      608  $120,122,024      100.00%    6.947%      667   $  197,569     83.54%       49.66%
                 ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-HE1
                          GROUP B COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
 RANGE OF ORIGINAL      NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC
----------------------------------------------------------------------------------------------------------------------
50.00% or less                     2  $    760,481        0.63%    6.421%      616  $   380,241     46.75%       46.02%
50.01% to 55.00%                   3       932,303        0.78     6.214       674      310,768     53.46        21.39
55.01% to 60.00%                   1       288,943        0.24     6.500       656      288,943     56.31         0.00
60.01% to 65.00%                   3       491,643        0.41     6.517       634      163,881     64.29        47.46
65.01% to 70.00%                  12     3,903,251        3.25     6.628       639      325,271     68.55        39.50
70.01% to 75.00%                  19     4,372,287        3.64     6.702       651      230,120     73.65        31.46
75.01% to 80.00%                 225    66,963,174       55.75     6.240       676      297,614     79.77        49.90
80.01% to 85.00%                  31     7,782,429        6.48     7.031       636      251,046     84.25        45.66
85.01% to 90.00%                  58    11,821,907        9.84     7.101       646      203,826     89.74        68.02
90.01% to 95.00%                  35     4,476,139        3.73     7.776       657      127,890     94.41        71.41
95.01% to 100.00%                219    18,329,467       15.26     9.398       676       83,696     99.88        42.30
                      ------------------------------------------------------------------------------------------------
TOTAL:                           608  $120,122,024      100.00%    6.947%      667  $   197,569     83.54%       49.66%
                      ------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 42.95% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 14.53% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.94%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.24%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE1
                                         GROUP B COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                           WEIGHTED       AVERAGE       WEIGHTED      PERCENT
                                          PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE       PRINCIPAL      AVERAGE       FULL OR
                           NUMBER OF       BALANCE       MORTGAGE   AVERAGE    CREDIT        BALANCE       ORIGINAL    ALTERNATIVE
GEOGRAPHIC DISTRIBUTION  MORTGAGE LOANS  OUTSTANDING       POOL     COUPON     SCORE       OUTSTANDING       LTV           DOC
-----------------------  --------------  ------------  -----------  --------  --------    -------------    ---------   ------------
Arizona                          4       $    821,989      0.68%    7.186%      643        $    205,497      84.27%         0.00%
Arkansas                         1            131,769      0.11     8.100       605             131,769      90.00        100.00
California                     442         95,094,418     79.16     6.895       675             215,146      83.23         47.50
Colorado                         7          2,206,091      1.84     7.167       646             315,156      84.24          8.11
Florida                          6          1,435,761      1.20     7.442       621             239,293      80.45         37.97
Georgia                         17          2,402,822      2.00     7.185       649             141,342      84.59         47.63
Idaho                            1             71,774      0.06     7.400       664              71,774      80.00          0.00
Illinois                         5          1,157,421      0.96     7.859       608             231,484      88.33         19.70
Indiana                          2            119,062      0.10     7.931       624              59,531      92.54        100.00
Iowa                             1            116,666      0.10     7.750       581             116,666      90.00        100.00
Kansas                           5            408,565      0.34     7.122       623              81,713      85.55        100.00
Kentucky                         4            300,487      0.25     7.539       626              75,122      87.04         76.93
Louisiana                        1             87,615      0.07     7.900       687              87,615      80.00          0.00
Massachusetts                    2            742,693      0.62     7.225       687             371,347      82.48          0.00
Michigan                         3            228,374      0.19     8.455       647              76,125      90.59         13.53
Minnesota                        1             94,195      0.08     5.870       683              94,195      61.29        100.00
Missouri                         4            317,913      0.26     7.852       653              79,478      85.64        100.00
Nebraska                         2            198,700      0.17     7.196       591              99,350      81.98         60.48
Nevada                           3            434,543      0.36     8.284       599             144,848      87.41         78.28
New York                         2            214,135      0.18     6.946       611             107,068      84.43        100.00
North Carolina                   6            676,671      0.56     7.163       614             112,778      88.60         81.38
Ohio                             7            445,981      0.37     6.860       635              63,712      85.80         92.86
Oklahoma                         4            340,269      0.28     6.563       644              85,067      84.73         76.89
Oregon                          15          2,611,754      2.17     6.715       649             174,117      86.06         88.66
Pennsylvania                     8            863,566      0.72     7.174       625             107,946      83.24         59.57
South Carolina                   1            126,316      0.11     8.150       571             126,316      90.00        100.00
Tennessee                        1             64,681      0.05     7.090       576              64,681      77.38        100.00
Texas                           15          2,102,590      1.75     7.027       636             140,173      83.29         60.55
Utah                             3            697,836      0.58     6.577       703             232,612      83.14          0.00
Virginia                         4            757,859      0.63     7.122       613             189,465      85.18         44.48
Washington                      31          4,849,508      4.04     6.973       638             156,436      84.83         90.93
                              ----       ------------    ------     -----       ---        ------------      -----         -----
TOTAL:                         608       $120,122,024    100.00%    6.947%      667        $    197,569      83.54%        49.66%
                              ----       ------------    ------     -----       ---        -------------     ------        -----

No more than approximately 4.01% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

LOAN PURPOSE

                                          AGGREGATE                           WEIGHTED       AVERAGE       WEIGHTED      PERCENT
                                          PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE       FULL OR
                           NUMBER OF       BALANCE       MORTGAGE   AVERAGE    CREDIT        BALANCE       ORIGINAL    ALTERNATIVE
    LOAN PURPOSE         MORTGAGE LOANS  OUTSTANDING       POOL     COUPON     SCORE       OUTSTANDING       LTV           DOC
-----------------------  --------------  ------------  -----------  --------  --------    -------------    ---------   ------------
Purchase                      435        $ 80,069,906     66.66%      7.016%     679      $     184,069      84.87%       45.86%
Refinance - Cashout           145          33,557,382     27.94       6.803      645            231,430      80.71        56.25
Refinance - Rate Term          28           6,494,736      5.41       6.852      637            231,955      81.67        62.57
                              ---        ------------    ------       -----      ---      -------------      -----        -----
TOTAL:                        608        $120,122,024    100.00%      6.947%     667      $     197,569      83.54%       49.66%
                              ---        ------------    ------       -----      ---      -------------      -----        -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE1
                                         GROUP B COLLATERAL SUMMARY

PROPERTY TYPE

                                          AGGREGATE                           WEIGHTED       AVERAGE       WEIGHTED      PERCENT
                                          PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE       FULL OR
                           NUMBER OF       BALANCE       MORTGAGE   AVERAGE    CREDIT        BALANCE       ORIGINAL    ALTERNATIVE
     PROPERTY TYPE       MORTGAGE LOANS  OUTSTANDING       POOL     COUPON     SCORE       OUTSTANDING       LTV           DOC
-----------------------  --------------  ------------  -----------  --------  --------    -------------    ---------   ------------
Single Family                 457        $ 86,086,449     71.67%     6.945%      665      $    188,373       84.16%       51.41%
Planned Unit Development       46          10,863,837      9.04      6.743       653           236,170       81.59        46.74
Condominium                    59           9,520,833      7.93      7.488       674           161,370       85.40        45.64
Two- to Four-Family            46          13,650,905     11.36      6.746       683           296,759       79.86        43.78
                              ---        ------------    ------      -----       ---      ------------       -----        -----
TOTAL:                        608        $120,122,024    100.00%     6.947%      667      $    197,569       83.54%       49.66%
                              ---        ------------    ------      -----       ---      ------------       -----        -----

DOCUMENTATION

                                          AGGREGATE                           WEIGHTED       AVERAGE       WEIGHTED
                                          PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE        PERCENT
                           NUMBER OF       BALANCE       MORTGAGE   AVERAGE    CREDIT        BALANCE       ORIGINAL        FULL
 OAKMONT UNDERWRITING    MORTGAGE LOANS  OUTSTANDING       POOL     COUPON     SCORE       OUTSTANDING       LTV           DOC
-----------------------  --------------  ------------  -----------  --------  --------    -------------    ---------   ------------
Full Documentation            173        $ 38,320,353       31.90%   6.677%     654       $   221,505        84.31%        100.00%
Stated Documentation          156          25,216,942       20.99    7.598      684           161,647        85.54           0.00
NIV Documentation              85          14,042,787       11.69    6.807      706           165,209        83.24           0.00
Full-Bank Statements           33           8,031,244        6.69    6.831      657           243,371        84.93         100.00
LIV Documentation              11           2,663,161        2.22    6.502      689           242,106        79.32           0.00
Alternative Documentation      10           1,742,000        1.45    7.371      642           174,200        88.08           0.00
                              ---        ------------       -----    -----      ---       -----------        -----          -----
   SUB-TOTAL:                 468        $ 90,016,487       74.94%   6.977%     671       $   192,343        84.47%         51.49%
                              ---        ------------       -----    -----      ---       -----------        -----          -----

CIT UNDERWRITING
Full Documentation             40        $ 10,718,082        8.92%   6.703%     667       $   267,952        77.08%          0.00%
No Income Verification         50           6,150,694        5.12    6.837      623           123,014        81.83         100.00
12 Month Bank Statements        2             510,883        0.43    6.734      696           255,442        88.77           0.00
24 Month Bank Statements        1             113,426        0.09    6.950      716           113,426        89.06           0.00
                              ---        ------------       -----    -----      ---       -----------        -----          -----
   SUB-TOTAL:                  93        $ 17,493,085       14.56%   6.753%     653       $   188,098        79.17%         35.16%
                              ---        ------------       -----    -----      ---       -----------        -----          -----

FIELDSTONE UNDERWRITING
Full Documentation             29         $ 7,154,990        5.96%   6.755%     644       $   246,724        82.26%        100.00%
Stated Documentation           12           3,241,382        2.70    7.210      687           270,115        81.09           0.00
24 Month Bank Statements        3           1,222,310        1.02    7.265      651           407,437        92.31           0.00
12 Month Bank Statements        3             993,770        0.83    7.803      634           331,257        82.41           0.00
                              ---        ------------       -----    -----      ---       -----------        -----          -----
   SUB-TOTAL:                  47        $ 12,612,452       10.50%   7.004%     655       $   268,350        82.95%         56.73%
                              ---        ------------       -----    -----      ---       -----------        -----          -----
TOTAL:                        608        $120,122,024      100.00%   6.947%     667       $   197,569        83.54%         49.66%
                              ---        ------------       -----    -----      ---       -----------        -----          -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE1
                                         GROUP B COLLATERAL SUMMARY

OCCUPANCY

                                   AGGREGATE                             WEIGHTED   AVERAGE       WEIGHTED    PERCENT
                                   PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL       AVERAGE    FULL OR
                  NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT    BALANCE       ORIGINAL   ALTERNATIVE
OCCUPANCY       MORTGAGE LOANS    OUTSTANDING       POOL      COUPON      SCORE   OUTSTANDING       LTV         DOC
---------       --------------    -----------    ----------   ------     -------  -----------     --------  ------------
Primary         556              $ 107,374,099    89.39%      6.967%       665    $   193,119       84.11%    49.49%
Investment       52                 12,747,924    10.61       6.784        685        245,152       78.70     51.13
                ---              -------------   ------       -----        ---    -----------       -----     -----
TOTAL:          608              $ 120,122,024   100.00%      6.947%       667    $   197,569       83.54%    49.66%
                ---              -------------   ------       -----        ---    -----------       -----     -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                            AGGREGATE                                WEIGHTED    AVERAGE       WEIGHTED   PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE    PRINCIPAL      AVERAGE    FULL OR
MORTGAGE LOAN AGE         NUMBER OF          BALANCE       MORTGAGE    AVERAGE        CREDIT     BALANCE       ORIGINAL ALTERNATIVE
    (MONTHS)            MORTGAGE LOANS     OUTSTANDING       POOL       COUPON        SCORE     OUTSTANDING      LTV         DOC
-----------------       --------------     -----------    ----------  ---------     ---------  ------------   ------    -----------
 3                              169       $ 35,049,564     29.18%      6.671%         671      $  207,394     84.12%      68.06%
 4                              159         32,522,822     27.07       6.855          662         204,546      83.54      65.08
 5                               18          5,007,470      4.17       7.020          664         278,193      83.61      49.83
 6                              146         27,155,237     22.61       7.398          676         185,995      85.11      20.74
 7                               86         16,338,368     13.60       6.862          653         189,981      80.18      31.06
 8                                6            624,815      0.52       8.422          686         104,136      85.56       0.00
 9                               14          2,092,011      1.74       6.479          671         149,429      80.66      47.26
10                                9          1,284,008      1.07       8.047          647         142,668      79.76      34.71
11                                1             47,729      0.04       9.490          680          47,729     100.00       0.00
                                ---        -----------    -------      ------         ---      ----------     ------     ------
TOTAL:                          608       $120,122,024    100.00%      6.947%         667      $  197,569     83.54%      49.66%
                                ---        -----------    -------      ------         ---      ----------     ------     ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                        AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED   PERCENT
                                        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE    FULL OR
ORIGINAL PREPAYMENT     NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
  PENALTY TERM        MORTGAGE LOANS   OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING     LTV         DOC
------------------    --------------   ------------   --------     -------    --------  ------------  --------  -----------
None                           66      $  10,054,947      8.37%     7.313%       651     $  152,348     84.90%     44.45%
 6 Months                       4            310,370      0.26      7.085        640         77,593      91.20    100.00
12 Months                      41         10,783,793      8.98      6.836        658        263,019      82.43     64.73
24 Months                     396         76,474,365     63.66      7.004        671        193,117      84.04     41.23
30 Months                       1             93,498      0.08      6.650        582         93,498     100.00    100.00
36 Months                      91         19,926,279     16.59      6.735        662        218,970      81.06     72.11
60 Months                       9          2,478,771      2.06      5.882        691        275,419      85.56     76.79
                              ---      -------------    ------      -----        ---     ----------     ------     -----
TOTAL:                        608      $ 120,122,024    100.00%     6.947%       667     $  197,569      83.54%    49.66%
                              ---      -------------    ------      -----        ---     ----------     ------     -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1
                        GROUP B COLLATERAL SUMMARY

CREDIT SCORES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                           NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES  MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC
----------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -----------
531 to 550                           4  $     332,579        0.28%    8.548%      542  $    83,145     81.25%       79.29%
551 to 575                          19      3,247,066        2.70     7.473       565      170,898     82.84        81.74
576 to 600                          32      6,935,630        5.77     7.171       588      216,738     83.67        72.64
601 to 625                          74     15,359,297       12.79     7.111       615      207,558     83.48        87.72
626 to 650                         102     22,130,672       18.42     6.834       641      216,967     83.02        64.79
651 to 675                         115     22,451,701       18.69     7.044       661      195,232     83.78        41.41
676 to 700                         103     21,403,777       17.82     6.908       688      207,804     82.68        30.69
701 to 725                          77     13,283,453       11.06     6.919       714      172,512     85.13        15.02
726 to 750                          33      5,439,095        4.53     6.853       738      164,821     83.08        36.80
751 to 775                          32      6,244,359        5.20     6.409       762      195,136     84.06        26.82
776 to 797                          17      3,294,393        2.74     6.683       784      193,788     85.16        71.37
                        --------------  -------------  ----------  --------  --------  -----------  --------  -----------
TOTAL:                             608  $ 120,122,024      100.00%    6.947%      667  $   197,569     83.54%       49.66%
                        --------------  -------------  ----------  --------  --------  -----------  --------  -----------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 531 to 797 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 667.

CREDIT GRADE

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                             NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
OAKMONT UNDERWRITING      MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC
------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -----------
N/A                                  468  $  90,016,487       74.94%    6.977%      671  $   192,343     84.47%       51.49%
  SUB-TOTAL:                         468  $  90,016,487       74.94%    6.977%      671  $   192,343     84.47%       51.49%
CIT UNDERWRITING
2A                                    39  $  10,433,091        8.69%    6.404%      683  $   267,515     79.86%       23.39%
A                                     28      4,499,770        3.75     7.186       622      160,706     76.77        30.68
B+                                    16      1,557,968        1.30     7.119       595       97,373     81.92        85.24
B                                      6        600,476        0.50     7.340       572      100,079     79.48       100.00
C+                                     3        376,173        0.31     8.630       553      125,391     77.83       100.00
NS                                     1         25,607        0.02     8.990       549       25,607     67.61       100.00
  SUB-TOTAL:                          93  $  17,493,085       14.56%    6.753%      653  $   188,098     79.17%       35.16%
FIELDSTONE UNDERWRITING
A+                                     8  $   2,128,484        1.77%    7.013%      629  $   266,061     91.05%       81.74%
A                                     37     10,015,098        8.34     6.978       664      270,678     80.90        49.39
A-                                     2        468,869        0.39     7.525       567      234,435     89.92       100.00
                          --------------  -------------  ----------  --------  --------  -----------  --------  -----------
  SUB-TOTAL:                          47  $  12,612,452       10.50%    7.004%      655  $   268,350     82.95%       56.73%
                          --------------  -------------  ----------  --------  --------  -----------  --------  -----------
TOTAL:                               608  $ 120,122,024      100.00%    6.947%      667  $   197,569     83.54%       49.66%
                          --------------  -------------  ----------  --------  --------  -----------  --------  -----------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1
                        GROUP B COLLATERAL SUMMARY

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                             NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF GROSS MARGINS    MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC
------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -----------
3.501% to 4.000%                       2  $     274,627        0.30%    5.104%      715  $   137,313     80.00%      100.00%
4.001% to 4.500%                       5      1,825,009        1.99     5.066       712      365,002     80.00        64.34
4.501% to 5.000%                      25      8,925,349        9.71     5.483       679      357,014     80.18        53.05
5.001% to 5.500%                      71     22,626,873       24.63     5.970       668      318,688     80.04        71.00
5.501% to 6.000%                      66     22,038,796       23.99     6.366       667      333,921     79.66        46.53
6.001% to 6.500%                      73     19,969,046       21.73     6.804       664      273,549     82.90        40.27
6.501% to 7.000%                      42      9,415,599       10.25     7.039       664      224,181     81.18        20.15
7.001% to 7.500%                      15      2,962,719        3.22     7.513       640      197,515     85.58        29.42
7.501% to 8.000%                      16      1,899,075        2.07     7.608       611      118,692     84.14        62.13
8.001% to 8.500%                      12      1,518,565        1.65     7.649       601      126,547     73.99        38.78
8.501% to 9.000%                       4        429,779        0.47     8.447       551      107,445     74.61       100.00
                          --------------  -------------  ----------  --------  --------  -----------  --------  -----------
TOTAL:                               331  $  91,885,437      100.00%    6.411%      665  $   277,600     80.84%       49.53%
                          --------------  -------------  ----------  --------  --------  -----------  --------  -----------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.740% per annum to 9.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.930% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL  AVERAGE     FULL OR
                                    NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF MAXIMUM MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
-------------------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -----------
11.000% or less                               5  $  1,313,530        1.43%    4.865%      729  $   262,706     80.00%       70.16%
11.001% to 11.500%                           22     7,789,411        8.48     5.375       688      354,064     79.36        57.02
11.501% to 12.000%                           76    25,558,385       27.82     5.848       674      336,295     79.02        67.47
12.001% to 12.500%                           71    21,762,534       23.68     6.331       670      306,515     79.71        44.47
12.501% to 13.000%                           86    22,145,036       24.10     6.844       655      257,500     82.76        39.90
13.001% to 13.500%                           35     7,369,541        8.02     7.261       657      210,558     81.56        25.00
13.501% to 14.000%                           19     3,545,361        3.86     7.861       626      186,598     87.54        33.40
14.001% to 14.500%                           10     1,448,865        1.58     8.343       581      144,886     87.95        66.93
14.501% to 15.000%                            6       834,854        0.91     8.880       575      139,142     83.96        33.42
15.001% to 15.500%                            1       117,921        0.13     9.490       538      117,921     74.53       100.00
                                 --------------  ------------  ----------  --------  --------  -----------  --------  -----------
TOTAL:                                      331  $ 91,885,437      100.00%    6.411%      665  $   277,600     80.84%       49.53%
                                 --------------  ------------  ----------  --------  --------  -----------  --------  -----------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.490% per annum to 15.490% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 12.406% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1
                        GROUP B COLLATERAL SUMMARY

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                           WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                             NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
NEXT ADJUSTMENT DATE      MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC
------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -----------
September 2005                         6  $   1,008,313        1.10%    7.666%      652  $   168,052     77.20%       32.51%
October 2005                          12      1,478,725        1.61     6.513       641      123,227     79.68        66.86
November 2005                          2        367,676        0.40     7.784       646      183,838     76.63         0.00
December 2005                         65     13,711,072       14.92     6.754       651      210,940     78.98        28.02
January 2006                          64     19,604,089       21.34     6.745       672      306,314     81.67        20.65
February 2006                          8      2,904,166        3.16     6.680       668      363,021     81.34        39.26
March 2006                            64     19,572,620       21.30     6.243       659      305,822     81.69        62.80
April 2006                            66     21,156,811       23.03     6.026       668      320,558     80.73        68.70
September 2006                         1        117,921        0.13     9.490       538      117,921     74.53       100.00
October 2006                           1        149,490        0.16     7.250       667      149,490     76.90         0.00
December 2006                          9        960,455        1.05     7.265       635      106,717     82.75        49.57
January 2007                           3        812,745        0.88     7.092       670      270,915     80.00         0.00
March 2007                             3        804,627        0.88     6.298       714      268,209     81.79        83.95
April 2007                             3        782,126        0.85     6.029       722      260,709     85.91        41.90
October 2008                           1        463,796        0.50     6.120       767      463,796     85.00         0.00
December 2008                          3      1,087,829        1.18     6.255       685      362,610     82.42        64.62
January 2009                           3      1,200,722        1.31     6.261       722      400,241     79.74        76.08
March 2009                             4      1,054,276        1.15     6.032       636      263,569     67.55       100.00
April 2009                            13      4,647,976        5.06     5.738       659      357,537     82.45        87.62
                          --------------  -------------  ----------  --------  --------  -----------  --------  -----------
TOTAL:                               331  $  91,885,437      100.00%    6.411%      665  $   277,600     80.84%       49.53%
                          --------------  -------------  ----------  --------  --------  -----------  --------  -----------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-HE1

                         GROUP A ASSUMED MORTGAGE POOLS
                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                           ORIGINAL
                                                                  ORIGINAL      REMAINING      ORIGINAL      REMAINING     MONTHS TO
                                  NET     ORIGINAL   REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE   MORTGAGE    TERM       TERM         TERM          TERM           TERM          TERM         PENALTY
CURRENT BALANCE ($)   RATE(%)    RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)      (MONTHS)       (MONTHS)      (MONTHS)     EXPIRATION
-------------------   -------    -------  --------   --------     --------      --------       --------      --------     ----------
      65,890.80        8.990      8.490     180        177          360           357              0             0            24
      47,419.71        7.600      7.100     180        176          180           176              0             0             0
     172,607.74        8.840      8.340     180        176          180           176              0             0            24
      41,926.21        8.500      8.000     180        176          180           176              0             0            36
     125,167.13        8.300      7.800     240        236          240           236              0             0            36
   1,881,968.09        7.132      6.632     360        356          360           356              0             0             0
     325,908.07        7.760      7.260     360        356          360           356              0             0             6
     137,107.75        6.600      6.100     360        356          360           356              0             0            12
     454,554.59        7.215      6.715     360        355          360           355              0             0            24
  12,428,733.27        6.926      6.426     360        356          360           356              0             0            36
   1,594,441.80        7.496      6.996     360        356          300           300             60            56             0
     133,757.80        8.400      7.900     360        356          300           300             60            56            24
     844,284.30        6.492      5.992     360        356          300           300             60            56            36
     100,000.00        6.125      5.625     360        356          240           240            120           116            24
   1,173,220.17        6.344      5.844     360        356          240           240            120           116            36
   1,316,797.08       10.831     10.331     180        175          360           355              0             0             0
     377,448.36        9.995      9.495     180        175          360           355              0             0            12
   7,350,329.22        9.822      9.322     180        175          360           355              0             0            24
     370,296.72       11.376     10.876     180        174          360           354              0             0            36
     106,046.52       11.750     11.250     180        174          180           174              0             0             0
     128,341.37        9.868      9.368     240        235          240           235              0             0            24
     427,525.15        9.622      9.122     360        357          360           357              0             0             0
     124,212.87       10.187      9.687     360        357          360           357              0             0            12
   1,968,750.21       10.002      9.502     360        356          360           356              0             0            24
     129,303.61        9.688      9.188     360        357          360           357              0             0            36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-HE1

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                                                                   ORIGINAL         REMAINING                  INITIAL
                                   NET     ORIGINAL   REMAINING  INTEREST-ONLY    INTEREST-ONLY                 RATE
                      MORTGAGE   MORTGAGE    TERM       TERM         TERM             TERM          GROSS      CHANGE
CURRENT BALANCE ($)   RATE(%)    RATE(%)   (MONTHS)   (MONTHS)     (MONTHS)         (MONTHS)       MARGIN(%)    CAP(%)
-------------------   -------    -------   --------   --------     --------         --------       ---------    ------
 12,604,296.47         7.101      6.601       360       353             0                0          6.389       2.988
    862,543.48         7.324      6.824       360       355             0                0          5.872       3.000
  4,778,520.18         6.544      6.044       360       356             0                0          5.835       3.000
 68,015,764.19         6.453      5.953       360       355             0                0          5.971       2.994
    274,216.39         7.350      6.850       360       353             0                0          7.250       3.000
  9,045,203.65         7.154      6.654       359       352             0                0          6.964       2.779
    111,976.00         7.000      6.500       360       354            24               18          5.750       3.000
  1,066,899.69         7.073      6.573       360       354            24               18          6.678       3.000
 21,035,313.45         6.676      6.176       360       354            24               18          6.398       3.000
    489,916.62         6.460      5.960       360       354            24               18          5.854       3.000
    596,468.25         6.734      6.234       360       356            60               56          6.169       3.000
    218,000.00         6.650      6.150       360       356            60               56          6.250       3.000
  1,292,090.42         5.978      5.478       360       356            60               56          5.478       3.000
 18,003,180.97         6.077      5.577       360       356            60               56          5.464       3.000
    320,000.00         5.625      5.125       360       357            60               57          5.125       3.000
  1,512,311.28         6.935      6.435       360       352             0                0          6.416       2.895
    137,003.43         6.990      6.490       360       356             0                0          5.500       3.000
    666,464.65         6.879      6.379       360       353             0                0          6.533       2.857
  5,394,105.24         6.856      6.356       360       353             0                0          6.510       2.983
    185,640.08         7.375      6.875       360       353            36               29          7.125       3.000
  1,043,597.97         6.230      5.730       360       354            36               30          6.007       3.000
    224,800.00         7.600      7.100       360       356            60               56          6.250       3.000
    517,000.00         6.004      5.504       360       356            60               56          5.504       3.000
    258,881.92         7.900      7.400       360       356             0                0          6.000       2.000
    307,717.73         6.250      5.750       360       355             0                0          5.500       2.000
    534,084.44         7.100      6.600       360       353             0                0          6.210       3.000
    275,077.41         4.875      4.375       360       357             0                0          4.375       3.000
  1,831,356.15         6.637      6.137       360       354             0                0          5.962       2.775
    223,200.00         6.750      6.250       360       354            60               54          6.500       3.000
  1,759,000.00         5.884      5.384       360       356            60               56          5.442       3.000

                                                                     NUMBER OF
                                                                      MONTHS                           ORIGINAL
                                                          RATE      UNTIL NEXT                         MONTHS TO
                                                         CHANGE        RATE                           PREPAYMENT
                       PERIODIC   MAXIMUM   MINIMUM     FREQUENCY   ADJUSTMENT                         PENALTY
CURRENT BALANCE ($)     CAP(%)    RATE(%)   RATE(%)      (MONTHS)      DATE            INDEX          EXPIRATION
-------------------     ------    -------   -------      --------      ----            -----          ----------
 12,604,296.47          1.000     13.086     6.892           6          17         6 Month LIBOR            0
    862,543.48          1.000     13.324     7.200           6          19         6 Month LIBOR            6
  4,778,520.18          1.000     12.535     6.535           6          20         6 Month LIBOR           12
 68,015,764.19          1.000     12.450     6.364           6          19         6 Month LIBOR           24
    274,216.39          1.000     13.350     7.250           6          17         6 Month LIBOR           30
  9,045,203.65          1.000     13.146     7.143           6          17         6 Month LIBOR           36
    111,976.00          1.000     13.000     7.000           6          18         6 Month LIBOR            0
  1,066,899.69          1.000     13.073     7.073           6          18         6 Month LIBOR           12
 21,035,313.45          1.000     12.676     6.676           6          18         6 Month LIBOR           24
    489,916.62          1.000     12.460     6.460           6          18         6 Month LIBOR           36
    596,468.25          1.000     12.734     6.734           6          20         6 Month LIBOR            0
    218,000.00          1.000     12.650     6.650           6          20         6 Month LIBOR            6
  1,292,090.42          1.000     11.978     5.978           6          20         6 Month LIBOR           12
 18,003,180.97          1.000     12.077     6.077           6          20         6 Month LIBOR           24
    320,000.00          1.000     11.625     5.625           6          21         6 Month LIBOR           36
  1,512,311.28          1.000     12.934     6.416           6          28         6 Month LIBOR            0
    137,003.43          1.000     12.990     6.990           6          32         6 Month LIBOR            6
    666,464.65          1.000     12.879     6.616           6          29         6 Month LIBOR           24
  5,394,105.24          1.000     12.856     6.693           6          29         6 Month LIBOR           36
    185,640.08          1.000     13.375     7.375           6          29         6 Month LIBOR           24
  1,043,597.97          1.000     12.230     6.230           6          30         6 Month LIBOR           36
    224,800.00          1.000     13.600     7.600           6          32         6 Month LIBOR           12
    517,000.00          1.000     12.004     6.004           6          32         6 Month LIBOR           36
    258,881.92          2.000     13.900     7.900          12          56         1 Year Treasury         12
    307,717.73          2.000     12.250     6.250          12          55         1 Year Treasury         36
    534,084.44          1.000     13.100     6.210           6          53         6 Month LIBOR            0
    275,077.41          1.000     10.875     4.875           6          57         6 Month LIBOR           12
  1,831,356.15          1.000     12.650     6.146           6          54         6 Month LIBOR           36
    223,200.00          1.000     12.750     6.750           6          54         6 Month LIBOR           12
  1,759,000.00          1.000     11.884     5.884           6          56         6 Month LIBOR           36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-HE1

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                                                           ORIGINAL
                                                                 ORIGINAL      REMAINING     ORIGINAL       REMAINING      MONTHS TO
                                 NET     ORIGINAL  REMAINING   AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY   PREPAYMENT
                     MORTGAGE  MORTGAGE    TERM      TERM          TERM          TERM          TERM           TERM          PENALTY
CURRENT BALANCE ($)  RATE(%)   RATE(%)   (MONTHS)  (MONTHS)      (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)      EXPIRATION
-------------------  -------   -------   --------  --------      --------      --------      --------       --------      ----------
     94,927.23        8.500     8.000      180        176           180           176            0             0              0
     44,622.09        6.950     6.450      180        176           180           176            0             0              6
  1,001,563.10        6.576     6.076      360        356           360           356            0             0              0
    100,816.35        7.300     6.800      360        356           360           356            0             0              6
    407,062.91        7.375     6.875      360        357           360           357            0             0             24
  5,891,700.75        6.928     6.428      360        356           360           356            0             0             36
    545,186.18        6.365     5.865      360        356           360           356            0             0             60
  1,003,627.66        6.974     6.474      360        356           300           300           60            56              0
    278,320.00        6.750     6.250      360        356           300           300           60            56             12
    300,000.00        6.900     6.400      360        356           300           300           60            56             24
  1,115,900.00        6.623     6.123      360        356           300           300           60            56             36
    556,372.06       10.258     9.758      180        176           360           356            0             0              0
    855,019.97       10.147     9.647      180        176           360           356            0             0             12
 11,912,892.85        9.646     9.146      180        175           360           355            0             0             24
    586,553.36       10.604    10.104      180        174           360           354            0             0             36
     59,625.49       10.908    10.408      180        175           180           175            0             0              0
     70,289.18        8.990     8.490      180        172           180           172            0             0             24
    356,900.25       11.288    10.788      360        356           360           356            0             0              0
    424,840.98       10.359     9.859      360        356           360           356            0             0             12
  2,391,394.75        9.910     9.410      360        357           360           357            0             0             24
    238,971.59       10.280     9.780      360        357           360           357            0             0             36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-HE1

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS

                                                                   ORIGINAL         REMAINING                  INITIAL
                                   NET     ORIGINAL   REMAINING  INTEREST-ONLY    INTEREST-ONLY                 RATE
                      MORTGAGE   MORTGAGE    TERM       TERM         TERM             TERM          GROSS      CHANGE
CURRENT BALANCE ($)   RATE(%)    RATE(%)   (MONTHS)   (MONTHS)     (MONTHS)         (MONTHS)       MARGIN(%)    CAP(%)
-------------------   -------    -------   --------   --------     --------         --------       ---------    ------
  5,915,645.93         6.983      6.483      360        354            0                 0           6.287       3.000
    106,931.61         6.990      6.490      360        356            0                 0           5.500       3.000
  4,884,613.75         6.259      5.759      360        356            0                 0           5.706       3.000
 33,401,621.89         6.415      5.915      360        355            0                 0           5.919       2.954
     93,497.89         6.650      6.150      360        354            0                 0           5.700       3.000
  2,419,256.33         7.035      6.535      360        352            0                 0           6.500       2.786
    106,800.00         7.251      6.751      360        354           24                18           6.000       3.000
  1,679,998.47         7.091      6.591      360        354           24                18           6.603       3.000
 12,105,811.43         6.541      6.041      360        354           24                18           6.242       3.000
    639,200.00         6.475      5.975      360        354           24                18           6.362       3.000
    309,600.00         6.012      5.512      360        356           60                56           5.401       3.000
     58,000.00         6.990      6.490      360        356           60                56           5.500       3.000
  2,661,000.00         6.116      5.616      360        356           60                56           5.618       3.000
 15,421,495.87         6.164      5.664      360        356           60                56           5.653       3.000
    265,013.30         8.713      8.213      360        352            0                 0           8.657       3.000
  2,066,851.92         6.723      6.223      360        355            0                 0           6.449       3.000
    620,000.00         6.927      6.427      360        354           36                30           5.976       3.000
    675,499.58         6.259      5.759      360        356           60                56           5.759       3.000
    506,773.56         6.590      6.090      360        354            0                 0           6.250       2.000
    384,872.26         6.500      6.000      360        353            0                 0           6.250       3.000
    463,795.81         6.120      5.620      360        351            0                 0           5.870       2.000
    914,085.64         6.064      5.564      360        354            0                 0           5.663       2.600
    703,613.02         5.800      5.300      360        357            0                 0           5.300       3.000
  4,251,486.70         5.847      5.347      360        356           60                56           5.378       3.000
  1,229,972.13         5.714      5.214      360        357           60                57           5.289       3.000

                                                                     NUMBER OF
                                                                      MONTHS                           ORIGINAL
                                                          RATE      UNTIL NEXT                         MONTHS TO
                                                         CHANGE        RATE                           PREPAYMENT
                       PERIODIC   MAXIMUM   MINIMUM     FREQUENCY   ADJUSTMENT                         PENALTY
CURRENT BALANCE ($)     CAP(%)    RATE(%)   RATE(%)      (MONTHS)      DATE            INDEX          EXPIRATION
-------------------     ------    -------   -------      --------      ----            -----          ----------
  5,915,645.93          1.000     12.999     6.759          6          18           6 Month LIBOR          0
    106,931.61          1.000     12.990     6.990          6          20           6 Month LIBOR          6
  4,884,613.75          1.000     12.257     6.264          6          20           6 Month LIBOR         12
 33,401,621.89          1.000     12.416     6.329          6          19           6 Month LIBOR         24
     93,497.89          1.000     12.650     6.650          6          18           6 Month LIBOR         30
  2,419,256.33          1.000     12.830     6.562          6          16           6 Month LIBOR         36
    106,800.00          1.000     13.251     7.251          6          18           6 Month LIBOR          0
  1,679,998.47          1.000     13.091     7.091          6          18           6 Month LIBOR         12
 12,105,811.43          1.000     12.532     6.532          6          18           6 Month LIBOR         24
    639,200.00          1.000     12.475     6.475          6          18           6 Month LIBOR         36
    309,600.00          1.000     12.012     6.012          6          20           6 Month LIBOR          0
     58,000.00          1.000     12.990     6.990          6          20           6 Month LIBOR          6
  2,661,000.00          1.000     12.116     6.116          6          20           6 Month LIBOR         12
 15,421,495.87          1.000     12.164     6.164          6          20           6 Month LIBOR         24
    265,013.30          1.000     14.713     8.657          6          28           6 Month LIBOR          0
  2,066,851.92          1.000     12.723     6.693          6          31           6 Month LIBOR         36
    620,000.00          1.000     12.927     6.927          6          30           6 Month LIBOR         36
    675,499.58          1.000     12.259     6.259          6          32           6 Month LIBOR         36
    506,773.56          2.000     12.590     6.590         12          54           1 Year Treasury       36
    384,872.26          1.000     12.500     6.250          6          53           6 Month LIBOR          0
    463,795.81          1.000     12.120     5.870          6          51           6 Month LIBOR         24
    914,085.64          1.000     12.064     5.779          6          54           6 Month LIBOR         36
    703,613.02          1.000     11.800     5.800          6          57           6 Month LIBOR         60
  4,251,486.70          1.000     11.847     5.847          6          56           6 Month LIBOR         36
  1,229,972.13          1.000     11.714     5.714          6          57           6 Month LIBOR         60

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-HE1

                            ONE MONTH LIBOR CAP TABLE

            BEGINNING                            NOTIONAL           1ML STRIKE          1ML STRIKE
PERIOD      ACCRUAL        ENDING ACCRUAL       BALANCE ($)       LOWER COLLAR (%)    UPPER COLLAR (%)
------      -------        --------------       -----------       ----------------    ----------------
   1        07/22/04         08/25/04         300,186,000.00           5.341              8.860
   2        08/25/04         09/25/04         296,049,943.79           5.897              8.860
   3        09/25/04         10/25/04         291,254,494.31           6.109              8.860
   4        10/25/04         11/25/04         285,812,131.96           5.903              8.860
   5        11/25/04         12/25/04         279,741,606.04           6.116              8.860
   6        12/25/04         01/25/05         273,077,516.67           5.911              8.860
   7        01/25/05         02/25/05         265,963,433.94           5.916              8.860
   8        02/25/05         03/25/05         258,612,058.68           6.599              8.860
   9        03/25/05         04/25/05         251,314,823.27           5.930              8.860
  10        04/25/05         05/25/05         244,217,015.38           6.148              8.860
  11        05/25/05         06/25/05         237,319,462.44           5.944              8.860
  12        06/25/05         07/25/05         230,616,430.37           6.163              8.860
  13        07/25/05         08/25/05         224,102,350.98           5.960              8.860
  14        08/25/05         09/25/05         217,771,817.02           5.967              8.860
  15        09/25/05         10/25/05         211,611,170.85           6.188              8.860
  16        10/25/05         11/25/05         205,549,856.12           5.984              8.860
  17        11/25/05         12/25/05         199,156,754.26           6.225              8.860
  18        12/25/05         01/25/06         192,138,747.49           6.207              8.860
  19        01/25/06         02/25/06         183,637,684.36           6.615              8.860
  20        02/25/06         03/25/06         174,599,469.82           8.432              8.860
  21        03/25/06         04/25/06         166,066,308.93           8.065              8.860
  22        04/25/06         05/25/06         158,279,763.37           8.358              8.860
  23        05/25/06         06/25/06         151,378,668.32           8.092              8.860
  24        06/25/06         07/25/06         145,833,540.14           8.450              8.860
  25        07/25/06         08/25/06         141,061,928.86           8.302              8.860
  26        08/25/06         09/25/06         136,475,603.73           8.614              8.860

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]               COMPUTATIONAL MATERIALS FOR
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2004-HE1

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                                   AVAILABLE           AVAILABLE
                                   FUNDS CAP           FUNDS CAP
PERIOD         PAYMENT DATE        (%) (1)(2)          (%) (1)(3)
------         ------------        ----------          ----------
1              8/25/2004             5.731               5.731
2              9/25/2004             6.287               9.250
3              10/25/2004            6.499               9.250
4              11/25/2004            6.293               9.250
5              12/25/2004            6.506               9.250
6              1/25/2005             6.301               9.250
7              2/25/2005             6.306               9.250
8              3/25/2005             6.989               9.250
9              4/25/2005             6.320               9.250
10             5/25/2005             6.538               9.250
11             6/25/2005             6.334               9.250
12             7/25/2005             6.553               9.250
13             8/25/2005             6.350               9.250
14             9/25/2005             6.357               9.250
15             10/25/2005            6.578               9.250
16             11/25/2005            6.374               9.250
17             12/25/2005            6.604               9.250
18             1/25/2006             6.488               9.250
19             2/25/2006             6.698               9.250
20             3/25/2006             7.910               9.250
21             4/25/2006             7.363               9.250
22             5/25/2006             7.627               9.250
23             6/25/2006             7.398               9.250
24             7/25/2006             7.660               9.250
25             8/25/2006             7.425               9.250
26             9/25/2006             7.436               9.250
27             10/25/2006            7.696               9.466
28             11/25/2006            7.460               9.168
29             12/25/2006            7.729               9.503
30             1/25/2007             7.519               9.318
31             2/25/2007             7.539               9.465
32             3/25/2007             8.372              10.838
33             4/25/2007             7.581               9.957
34             5/25/2007             7.849              10.297
35             6/25/2007             7.610               9.982
36             7/25/2007             7.879              10.403
37             8/25/2007             7.641              10.202
38             9/25/2007             7.497              10.291
39             10/25/2007            7.750              10.772
40             11/25/2007            7.502              10.412
41             12/25/2007            7.755              10.750
42             1/25/2008             7.507              10.412
43             2/25/2008             7.509              10.403
44             3/25/2008             8.030              11.117
45             4/25/2008             7.514              10.390
46             5/25/2008             7.767              10.722
47             6/25/2008             7.519              10.367
48             7/25/2008             7.772              10.714
49             8/25/2008             7.524              10.359
50             9/25/2008             7.527              10.350
51             10/25/2008            7.780              10.684
52             11/25/2008            7.533              10.328
53             12/25/2008            7.787              10.657
54             1/25/2009             7.541              10.306
55             2/25/2009             7.555              10.313
56             3/25/2009             8.368              11.403
57             4/25/2009             7.583              10.334
58             5/25/2009             7.847              10.682
59             6/25/2009             7.596              10.322
60             7/25/2009             7.852              10.652
61             8/25/2009             7.601              10.300
62             9/25/2009             7.604              10.284
63             10/25/2009            7.860              10.627
64             11/25/2009            7.609              10.275
65             12/25/2009            7.872              10.606
66             1/25/2010             7.629              10.262
67             2/25/2010             7.641              10.266
68             3/25/2010             8.472              11.363
69             4/25/2010             7.664              10.275
70             5/25/2010             7.932              10.620
71             6/25/2010             7.689              10.274
72             7/25/2010             7.959              10.615
73             8/25/2010             7.715              10.277
74             9/25/2010             7.729              10.274
75             10/25/2010            8.001              10.629
76             11/25/2010            7.757              10.290
77             12/25/2010              N/A                 N/A
78             1/25/2011               N/A                 N/A

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.35% and 1.84%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 1.35% and 1.84%, respectively, for the first Distribution Date and both increase to 20.00% for each Distribution Date thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]               COMPUTATIONAL MATERIALS FOR
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2004-HE1

DISCOUNT MARGIN TABLE (TO CALL)(1)

                            0%              80%              100%            150%             200%
                      PRICING SPEED    PRICING SPEED    PRICING SPEED    PRICING SPEED    PRICING SPEED
                         TO CALL           TO CALL          TO CALL         TO CALL          TO CALL
                      -------------    -------------    -------------    -------------    -------------
                       DISC MARGIN      DISC MARGIN      DISC MARGIN      DISC MARGIN      DISC MARGIN
                      =============    =============    =============    =============    =============
CLASS A-2
        100.00000                39               39               39               39               39

              WAL             18.20             2.94             2.29             1.28             0.95
         MOD DURN             15.33             2.83             2.23             1.27             0.95
 PRINCIPAL WINDOW     Aug04 - Nov32    Aug04 - Aug12    Aug04 - Nov10    Aug04 - Jul07    Aug04 - May06
CLASS M-1
        100.00000                70               70               70               70               70

              WAL             25.71             5.32             4.51             3.80             2.16
         MOD DURN             19.99             5.03             4.32             3.67             2.13
 PRINCIPAL WINDOW     Aug25 - Nov32    Sep07 - Aug12    Nov07 - Nov10    Jul07 - May08    May06 - Dec06
CLASS M-2
        100.00000               150              150              150              150              150

              WAL             25.71             5.30             4.39             3.78             2.43
         MOD DURN             18.14             4.88             4.11             3.59             2.35
 PRINCIPAL WINDOW     Aug25 - Nov32    Aug07 - Aug12    Oct07 - Nov10    Feb08 - May08    Dec06 - Dec06
CLASS B-1
        100.00000               225              225              225              225              225

              WAL             25.71             5.29             4.35             3.57             2.43
         MOD DURN             16.62             4.75             3.99             3.34             2.32
 PRINCIPAL WINDOW     Aug25 - Nov32    Aug07 - Aug12    Sep07 - Nov10    Dec07 - May08    Dec06 - Dec06
CLASS B-2
        100.00000               275              275              275              275              275

              WAL             25.71             5.29             4.34             3.45             2.43
         MOD DURN             15.70             4.67             3.93             3.20             2.30
 PRINCIPAL WINDOW     Aug25 - Nov32    Aug07 - Aug12    Aug07 - Nov10    Oct07 - May08    Dec06 - Dec06
CLASS B-3
         91.86456               435              564              600              652              744

              WAL             25.65             5.15             4.20             3.31             2.43
         MOD DURN             13.51             4.31             3.63             2.96             2.21
 PRINCIPAL WINDOW     Aug25 - Nov32    Aug07 - Aug12    Aug07 - Nov10    Sep07 - May08    Dec06 - Dec06

(1) Assumes 7/22/04 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]               COMPUTATIONAL MATERIALS FOR
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2004-HE1

DISCOUNT MARGIN TABLE (TO MATURITY)(1)

                           0%               80%              100%             150%             200%
                      PRICING SPEED    PRICING SPEED    PRICING SPEED    PRICING SPEED    PRICING SPEED
                       TO MATURITY      TO MATURITY      TO MATURITY      TO MATURITY      TO MATURITY
                       -----------      -----------      -----------      -----------      -----------
                       DISC MARGIN      DISC MARGIN      DISC MARGIN      DISC MARGIN      DISC MARGIN
                       ===========      ===========      ===========      ===========      ===========
CLASS A-2
        100.00000                39               42               43               39               39

              WAL             18.24             3.25             2.57             1.28             0.95
         MOD DURN             15.35             3.10             2.47             1.27             0.95
 PRINCIPAL WINDOW     Aug04 - Jan34    Aug04 - Jul22    Aug04 - Feb19    Aug04 - Jul07    Aug04 - May06
CLASS M-1
        100.00000                70               73               73               81               70

              WAL             25.83             5.91             4.99             5.78             2.18
         MOD DURN             20.06             5.51             4.72             5.44             2.14
 PRINCIPAL WINDOW     Aug25 - Dec33    Sep07 - Feb19    Nov07 - Aug16    Jul07 - Nov14    May06 - Feb07
CLASS M-2
        100.00000               150              155              155              155              175

              WAL             25.82             5.77             4.77             4.08             3.71
         MOD DURN             18.19             5.24             4.42             3.85             3.49
 PRINCIPAL WINDOW     Aug25 - Oct33    Aug07 - Apr17    Oct07 - Aug14    Feb08 - Oct10    Feb07 - Oct11
CLASS B-1
        100.00000               225              230              230              230              277

              WAL             25.80             5.62             4.61             3.74             4.75
         MOD DURN             16.65             4.99             4.20             3.48             4.32
 PRINCIPAL WINDOW     Aug25 - Jul33    Aug07 - May15    Sep07 - Jan13    Dec07 - Oct09    Oct08 - Nov09
CLASS B-2
        100.00000               275              278              278              278              325

              WAL             25.76             5.45             4.46             3.53             3.92
         MOD DURN             15.71             4.78             4.02             3.27             3.58
 PRINCIPAL WINDOW     Aug25 - May33    Aug07 - May14    Aug07 - Mar12    Oct07 - Mar09    Feb08 - Oct08
CLASS B-3
         91.86456               435              564              600              652              692

              WAL             25.65             5.15             4.20             3.31             3.49
         MOD DURN             13.51             4.31             3.63             2.96             3.09
 PRINCIPAL WINDOW     Aug25 - Nov32    Aug07 - Aug12    Aug07 - Nov10    Sep07 - May08    Nov07 - Feb08

(1) Assumes 7/22/04 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-HE1

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 1.35%, 6ML = 1.84%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown), (5) for the first Distribution Date, the rate on the Class S Certificates will not be subject to a cap:

                            FORWARD LIBOR                        STATIC LIBOR
                    --------------------------------   -----------------------------------
                    35% LOSS    45% LOSS    55% LOSS    35% LOSS    45% LOSS      55% LOSS
                    SEVERITY    SEVERITY    SEVERITY    SEVERITY    SEVERITY      SEVERITY
                    ================================   ===================================
CLASS M-1 CDR Break  21.673%     16.233%     12.965%     23.842%     18.046%      14.517%
          Cum Loss    14.59%      15.29%      15.77%      15.53%      16.48%       17.16%
CLASS M-2 CDR Break  15.617%     11.921%      9.632%     17.851%     13.764%      11.204%
          Cum Loss    11.56%      12.08%      12.44%      12.72%      13.49%       14.03%
                    -------------------------------     --------------------------------
CLASS B-1 CDR Break  13.620%     10.464%      8.492%     15.819%     12.270%      10.022%
          Cum Loss    10.42%      10.89%      11.20%      11.65%      12.34%       12.82%
                    -------------------------------     --------------------------------
CLASS B-2 CDR Break  11.478%      8.907%      7.273%     13.513%     10.548%       8.655%
          Cum Loss     9.12%       9.54%       9.82%      10.34%      10.94%       11.36%
CLASS B-3 CDR Break  10.783%      8.412%      6.892%     12.611%      9.889%       8.139%
          Cum Loss     8.68%       9.09%       9.38%       9.80%      10.38%       10.79%
                    -------------------------------     --------------------------------

                                 FORWARD LIBOR

                             [PLOT POINTS TO COME]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-HE1

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 1.35%, 6ML = 1.84%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between
(a) the total scheduled interest of the Mortgage Loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses, (3) for the first Distribution Date, the rate on the Class S Certificates will not be subject to a cap:

                             EXCESS SPREAD IN BPS    EXCESS SPREAD IN BPS
                     PERIOD     (STATIC LIBOR)         (FORWARD LIBOR)
                    -------  --------------------   ----------------------
                    Avg yr1        383                     350
                    Avg yr2        432                     321
                    Avg yr3        490                     421
                    Avg yr4        491                     398
                    Avg yr5        502                     381

            EXCESS                       EXCESS             EXCESS                        EXCESS
           SPREAD IN                    SPREAD IN          SPREADIN                      SPREAD IN
              BPS   1 MONTH   6 MONTH     BPS                BPS       1 MONTH  6 MONTH     BPS
            (STATIC FORWARD   FORWARD   (FORWARD           (STATIC     FORWARD  FORWARD  (FORWARD
PERIOD      LIBOR)  LIBOR     LIBOR      LIBOR)    PERIOD   LIBOR)      LIBOR    LIBOR     LIBOR)
------     -------  --------  -------   -------    ------  -------    -------  -------   ---------
 1         319      1.3669%   1.8140%   319          39     498       4.8299%  5.0024%     421
 2         375      1.5713%   1.9776%   375          40     476       4.8826%  5.0504%     386
 3         396      1.7406%   2.1217%   396          41     503       4.9366%  5.0907%     414
 4         375      1.9166%   2.2574%   375          42     479       4.9708%  5.1334%     382
 5         396      2.0959%   2.3990%   386          43     480       5.0220%  5.1749%     380
 6         375      2.1753%   2.5126%   357          44     532       5.0731%  5.2135%     448
 7         375      2.3185%   2.6365%   343          45     482       5.0919%  5.2540%     383
 8         443      2.4582%   2.7652%   397          46     508       5.1353%  5.2915%     411
 9         375      2.5581%   2.8770%   320          47     483       5.1846%  5.3291%     373
10         397      2.6834%   2.9891%   328          48     508       5.2074%  5.3682%     404
11         376      2.8146%   3.1035%   295          49     483       5.2509%  5.4049%     369
12         397      2.9049%   3.2109%   307          50     484       5.2998%  5.4411%     369
13         376      3.0290%   3.3228%   274          51     509       5.3199%  5.4776%     402
14         376      3.1560%   3.4415%   261          52     484       5.3618%  5.5094%     364
15         398      3.2439%   3.5380%   274          53     510       5.4064%  5.5404%     391
16         377      3.3528%   3.6352%   242          54     485       5.4277%  5.5742%     358
17         399      3.4684%   3.7353%   254          55     486       5.4662%  5.6026%     357
18         387      3.5683%   3.8236%   242          56     568       5.5050%  5.6328%     462
19         407      3.6776%   3.9042%   270          57     489       5.5153%  5.6633%     363
20         527      3.7831%   3.9804%   439          58     516       5.5483%  5.6920%     393
21         471      3.8141%   4.0480%   398          59     491       5.5894%  5.7224%     355
22         496      3.9132%   4.1165%   416          60     516       5.6058%  5.7528%     386
23         471      4.0156%   4.1835%   378          61     491       5.6389%  5.7817%     352
24         497      4.0404%   4.2389%   409          62     491       5.6765%  5.8149%     351
25         472      4.1093%   4.3019%   385          63     517       5.6923%  5.8406%     385
26         472      4.2013%   4.3598%   403          64     492       5.7245%  5.8673%     348
27         497      4.2193%   4.4107%   443          65     518       5.7586%  5.8941%     377
28         472      4.2813%   4.4666%   406          66     494       5.7838%  5.9220%     343
29         498      4.3616%   4.5213%   430          67     496       5.8178%  5.9454%     343
30         476      4.3952%   4.5722%   404          68     579       5.8471%  5.9719%     450
31         476      4.4613%   4.6273%   402          69     499       5.8563%  5.9951%     346
32         559      4.5247%   4.6719%   507          70     526       5.8824%  6.0166%     378
33         478      4.5447%   4.7183%   410          71     502       5.9132%  6.0419%     342
34         503      4.5969%   4.7682%   436          72     530       5.9264%  6.0627%     375
35         478      4.6657%   4.8160%   397          73     506       5.9529%  6.0844%     341
36         504      4.6864%   4.8604%   430          74     508       5.9807%  6.1069%     342
37         478      4.7370%   4.9098%   397          75     535       5.9928%  6.1254%     377
38         467      4.8005%   4.9574%   383          76     511       6.0201%  6.1460%     342

--------------------------------------------------------------------------------
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statement. If you have not received the statement, call your Merrill Lynch
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information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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